Document And Entity Information (USD $)	12 Months Ended
Dec. 31, 2011
Document And Entity Information [Abstract]
Document Type	20-F
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Entity Registrant Name	CNH GLOBAL N V
Entity Central Index Key	0001024519
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Public Float	$ 0
Entity Filer Category	Large Accelerated Filer
Entity Common Stock, Shares Outstanding	239,716,408

Consolidated Statements Of Operations (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Revenues:
Net sales	$ 18,059	$ 14,474	$ 12,783
Finance and interest income	1,126	1,134	977
Total revenue	19,185	15,608	13,760
Costs and Expenses:
Cost of goods sold	14,626	11,891	10,862
Selling, general and administrative	1,843	1,698	1,486
Research, development and engineering	526	451	398
Restructuring		16	102
Interest expense-other	752	718	482
Other, net	253	306	334
Total cost and expenses	18,034	15,192	13,853
Income (loss) before income taxes and equity in income (loss) of unconsolidated subsidiaries and affiliates	1,151	416	(93)
Income tax provision	343	77	92
Equity in income (loss) of unconsolidated subsidiaries and affiliates:
Financial Services	12	11	9
Equipment Operations	104	88	(46)
Net income (loss)	924	438	(222)
Net loss attributable to noncontrolling interests	(15)	(14)	(32)
Net income (loss) attributable to CNH Global N.V.	939	452	(190)
Earnings (loss) per share attributable to CNH Global N.V. common shareholders:
Basic	$ 3.92	$ 1.9	$ (0.8)
Diluted	$ 3.91	$ 1.89	$ (0.8)
Fiat Industrial Subsidiaries [Member]
Costs and Expenses:
Interest expense	34
Fiat Subsidiaries [Member]
Costs and Expenses:
Interest expense		$ 112	$ 189

Consolidated Balance Sheets (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
ASSETS
Cash and cash equivalents	$ 2,055	$ 3,618
Restricted cash	941	914
Accounts and notes receivable, net	8,811	8,621
Inventories, net	3,662	2,937
Deferred income taxes	645	633
Prepayments and other	1,013	822
Total current assets	21,243	19,305
Long-term receivables	5,680	5,407
Property, plant and equipment, net	1,936	1,786
Investments in unconsolidated subsidiaries and affiliates	506	490
Equipment on operating leases, net	666	622
Goodwill	2,413	2,385
Other intangible assets, net	671	679
Other assets	978	915
Total	34,093	31,589
LIABILITIES AND EQUITY
Current maturities of long-term debt-other	4,191	3,641
Short-term debt-other	3,747	3,669
Accounts payable	2,952	2,367
Accrued liabilities	3,923	3,345
Total current liabilities	15,359	13,469
Long-term debt-other	8,533	8,209
Pension, postretirement and other post employment benefits	1,713	1,770
Other liabilities	466	426
Redeemable Noncontrolling Interest	5	4
Equity:
Common shares, 2.25 par value; authorized 400,000,000 shares in 2011 and 2010, issued 239,871,221 shares in 2011, 238,588,630 shares in 2010	603	599
Paid-in capital	6,299	6,198
Treasury stock, 154,813 shares in 2011 and 2010, at cost	(8)	(8)
Retained earnings	1,597	658
Accumulated other comprehensive loss	(630)	(142)
Noncontrolling interests	63	75
Total equity	7,924	7,380
Total	34,093	31,589
Variable Interest Entity [Member]
ASSETS
Restricted cash	899	871
Accounts and notes receivable, net	4,583	4,362
Long-term receivables	4,254	3,718
Equipment on operating leases, net	94	90
Total	9,830	9,041
LIABILITIES AND EQUITY
Current maturities of long-term debt-other	2,779	1,757
Short-term debt-other	2,302	2,488
Long-term debt-other	3,732	4,111
Total Liabilities	8,813	8,356
Fiat Industrial Subsidiaries [Member]
ASSETS
Deposits in subsidiaries' cash management pools	4,116
LIABILITIES AND EQUITY
Current maturities of long-term debt	221
Short-term debt	325
Long-term debt	93
Fiat Subsidiaries [Member]
ASSETS
Deposits in subsidiaries' cash management pools		1,760
LIABILITIES AND EQUITY
Current maturities of long-term debt		253
Short-term debt		194
Long-term debt		$ 331

Consolidated Balance Sheets (Parenthetical) (EUR €)	Dec. 31, 2011	Dec. 31, 2010
Consolidated Balance Sheets [Abstract]
Common stock, par value	€ 2.25	€ 2.25
Common stock, shares authorized	400,000,000	400,000,000
Common stock, shares issued	239,871,221	238,588,630
Treasury stock, shares	154,813	154,813

Consolidated Statements Of Cash Flows (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Operating activities:
Net income (loss)	$ 924	$ 438	$ (222)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	426	415	398
Deferred income tax expense (benefit)	126	(28)	(67)
Loss on debt extinguishment		22
Gain on acquisition of unconsolidated joint venture	(34)
Stock compensation expense	62	34	16
Undistributed (income) losses of unconsolidated subsidiaries	(57)	(79)	65
Changes in operating assets and liabilities:
(Increase) decrease in accounts and notes receivable, net	(331)	(287)	1,667
(Increase) decrease in inventories, net	(849)	323	1,360
Increase in prepayments and other current assets	(198)	(355)	(174)
(Increase) decrease in other assets	(95)	21	96
Increase (decrease) in accounts payable	631	486	(935)
Increase in other accrued liabilities	521	647	37
Decrease in other liabilities	(75)	(207)	(5)
Other, net	(57)	(28)	(24)
Net cash provided by operating activities	994	1,402	2,212
Investing activities:
Acquisitions, net of cash acquired	(64)	(10)	(5)
Additions to retail receivables	(5,582)	(6,662)	(6,552)
Proceeds from retail and credit card securitizations		24	3,775
Collections of retail receivables	5,106	6,739	4,466
Collections of retained interests in securitized retail receivables	21		107
Proceeds from sale of businesses and assets	262	315	141
Expenditures for property, plant and equipment	(408)	(301)	(218)
Expenditures for software	(38)	(29)	(17)
Expenditures for equipment on operating leases	(396)	(365)	(302)
Increase in restricted cash	(32)	(219)
Deposits in Fiat Industrial subsidiaries' cash management pools	(2,419)
Withdrawals from (deposits in) Fiat subsidiaries cash management pools		462	(162)
Net cash (used) provided by investing activities	(3,550)	(46)	1,233
Financing activities:
Proceeds from issuance of long-term debt	2,477	3,297	2,109
Payment of long-term debt-other	(1,440)	(1,281)	(2,763)
Net increase (decrease) in short-term revolving credit facilities	297	691	(1,730)
Other, net	1	1	(15)
Net cash provided (used) by financing activities	1,069	946	(2,969)
Effect of foreign exchange rate changes on cash and cash equivalents	(76)	53	154
Increase (decrease) in cash and cash equivalents	(1,563)	2,355	630
Cash and cash equivalents, beginning of year	3,618	1,263	633
Cash and cash equivalents, end of year	2,055	3,618	1,263
Fiat Industrial Subsidiaries [Member]
Financing activities:
Proceeds from issuance of long-term debt	3
Payment of long-term debt	(269)
Fiat Subsidiaries [Member]
Financing activities:
Proceeds from issuance of long-term debt		72	736
Payment of long-term debt		$ (1,834)	$ (1,306)

Consolidated Statements Of Changes In Equity (USD $) In Millions, unless otherwise specified	Common Shares [Member]	Paid-In Capital [Member]	Treasury Stock [Member]	Retained Earnings [Member]	Accumulated Other Comprehensive Income (Loss) [Member]	Noncontrolling Interests [Member]		Redeemable Noncontrolling Interest [Member]	Comprehensive Income (Loss) [Member]	Total
Balance at Dec. 31, 2008	$ 595	$ 6,172	$ (8)	$ 396	$ (701)	$ 121				$ 6,575
Comprehensive income:
Net income (loss)				(190)		(32)			(222)	(222)
Net income (loss), total										(222)
Translation adjustment					418	1			419	419
Pension liability adjustment					(21)				(21)	(21)
Unrealized gain(loss) on available for sale securities					20				20	20
Derivative financial instruments:
Losses deferred					(27)				(27)	(27)
Gains/Losses reclassified to earnings					48				48	48
Total									217
Stock compensation		16								16
Increase/Decrease in noncontrolling interest due to change in ownership						2				2
Cumulative effect from change in accounting for other-than-temporary impairment on debt securities				4	(4)
Balance at Dec. 31, 2009	595	6,188	(8)	210	(267)	92				6,810
Adjustment to adopt new accounting guidance regarding consolidation of variable interest entities				(4)	(33)					(37)
Transfer redeemable noncontrolling interest out of permanent equity						(2)		2		(2)
Comprehensive income:
Net income (loss)				452		(17)	[1]	3	438	438
Net income (loss), total										435
Translation adjustment					149	(2)			147	147
Pension liability adjustment					7				7	7
Unrealized gain(loss) on available for sale securities					5				5	5
Derivative financial instruments:
Losses deferred					(60)				(60)	(60)
Gains/Losses reclassified to earnings					57				57	57
Total									594
Stock compensation		35								35
Issuance of common shares	4	16								20
Increase/Decrease in noncontrolling interest due to change in ownership		(4)				4
Dividend paid to redeemable noncontrolling interests								(1)
Return of capital to parent company		(37)								(37)
Balance at Dec. 31, 2010	599	6,198	(8)	658	(142)	75		4		7,380
Consolidation of formerly unconsolidated subsidiary						10				10
Comprehensive income:
Net income (loss)				939		(17)	[1]	2	924	924
Net income (loss), total										922
Translation adjustment					(388)	(2)			(390)	(390)
Pension liability adjustment					(49)				(49)	(49)
Unrealized gain(loss) on available for sale securities					(3)				(3)	(3)
Derivative financial instruments:
Losses deferred					(48)				(48)	(48)
Gains/Losses reclassified to earnings					(3)				(3)	(3)
Total									431
Stock compensation		62								62
Issuance of common shares	4	27								31
Sale of unconsolidated subsidiary		11								11
Tax benefit for stock compensation		3								3
Increase/Decrease in noncontrolling interest due to change in ownership		(2)			3	(3)				(2)
Dividend paid to redeemable noncontrolling interests								(1)
Balance at Dec. 31, 2011	$ 603	$ 6,299	$ (8)	$ 1,597	$ (630)	$ 63		$ 5		$ 7,924

[1]	Net income attributable to nonredeemable noncontrolling interests excludes $2 million in 2011 and $3 million in 2010 related to the redeemable noncontrolling interest which is reported separately in the consolidated balance sheets.

Consolidated Statements Of Changes In Equity (Parenthetical) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Consolidated Statements Of Changes In Equity [Abstract]
Pension liability adjustment, tax	$ 20	$ 16	$ 44
Unrealized loss on available for sale securities, tax	2	2	9
Gains/Losses deferred, tax	14	19	4
Gains/Losses reclassified to earnings, tax	0	19	15
Redeemable noncontrolling interest	$ 2	$ 3

Nature Of Operations	12 Months Ended
Dec. 31, 2011
Nature Of Operations [Abstract]
Nature Of Operations

Note 1: Nature of Operations

CNH Global N.V. ("CNH" or the "Company") is incorporated in, and under the laws of, The Netherlands. CNH's Equipment Operations manufacture, market and distribute a full line of agricultural and construction equipment and parts on a worldwide basis (see "Note 20: Segment and Geographical Information"). CNH's Financial Services operation offers an array of financial products and services, including retail financing for the purchase or lease of new and used CNH and other manufacturers' products and other retail financing programs and wholesale financing to dealers.

As of December 31, 2011, Fiat Industrial S.p.A. and its subsidiaries ("Fiat Industrial" or the "Fiat Industrial Group") owned approximately 88% of CNH's outstanding common shares through Fiat Netherlands Holding N.V. ("Fiat Netherlands").

On January 1, 2011, Fiat S.p.A. ("Fiat" and, together with its subsidiaries, the "Fiat Group") effected a "demerger" under Article 2506 of the Italian Civil Code. Pursuant to the demerger, Fiat transferred its ownership interest in Fiat Netherlands to a new holding company, Fiat Industrial, including Fiat's indirect ownership of CNH Global, as well as Fiat's truck and commercial vehicles business ("Iveco") and its industrial and marine powertrain business ("FPT Industrial"). Consequently, as of January 1, 2011, CNH Global became a subsidiary of Fiat Industrial. In connection with the demerger transaction, shareholders of Fiat received shares of capital stock of Fiat Industrial. Accordingly, effective as of January 1, 2011, Fiat Industrial owned approximately 89% of our outstanding common shares through its direct, wholly-owned subsidiary Fiat Netherlands.

Summary Of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Summary Of Significant Accounting Policies [Abstract]
Summary Of Significant Accounting Policies

Note 2: Summary of Significant Accounting Policies

Principles of Consolidation and Basis of Presentation

CNH has prepared the accompanying consolidated financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). The consolidated financial statements include CNH Global N.V. and its consolidated subsidiaries. The consolidated financial statements are expressed in U.S. dollars and, unless otherwise indicated, all financial data set forth in these consolidated financial statements is expressed in U.S. dollars. The consolidated financial statements include the accounts of CNH's subsidiaries in which CNH has a controlling financial interest and reflect the noncontrolling interests of the minority owners of the subsidiaries that are not fully owned for the periods presented, as applicable. A controlling financial interest may exist based on ownership of a majority of the voting interest of a subsidiary, or based on CNH's determination that it is the primary beneficiary of a variable interest entity ("VIE"). The primary beneficiary of a VIE is the party that has the power to direct the activities that most significantly impact the economic performance of the entity and the obligation to absorb losses or the right to receive benefits that could potentially be significant to the entity. The Company assesses whether it is the primary beneficiary on an ongoing basis, as prescribed by the accounting guidance on the consolidation of VIEs. The consolidated status of the VIEs with which the Company is involved may change as a result of such reassessments.

As of the beginning of 2010, the Company adopted new accounting guidance related to the accounting for transfers of financial assets and the consolidation of VIEs. As a significant portion of the Company's securitization trusts and facilities are no longer exempt from consolidation under the new guidance, the Company was required to consolidate the receivables and related liabilities. These securitizations qualify as collateral for secured borrowings. The receivables remain on the balance sheet and are included in "Accounts and notes receivable, net". No gains or losses are recognized at the time of the securitization. For additional information, see "New Accounting Pronouncements Adopted" below, "Note 3: Accounts and Notes Receivable" and "Note 9: Credit Facilities and Debt".

The Company adopted the guidance prospectively in 2010, and therefore, the financial statements prepared for 2010 and future periods reflect the new accounting requirements, but the financial statements for periods ending on or before December 31, 2009 reflected the accounting guidance applicable during those periods. The Company's statements of operations for the years ended December 31, 2011 and 2010 no longer reflect securitization income and initial gains or losses on new securitization transactions, but instead report interest income and other income associated with all securitized receivables, and interest expense associated with the debt issued by the securitization trusts and facilities. Therefore, 2011 and 2010 results are not comparable to prior period amounts. In addition, because the Company's new securitization transactions do not meet the requirements for derecognition under the new guidance and are accounted for as secured borrowings rather than asset sales, the initial cash flows from these transactions are presented in 2011 and 2010 as cash flows from financing activities rather than cash flows from operating or investing activities.

Investments in unconsolidated subsidiaries and affiliates are accounted for using the equity method when CNH does not have a controlling interest, but exercises significant influence. Under this method, the investment is initially recorded at cost and is increased or decreased by CNH's proportionate share of the entity's respective net income or loss. Dividends received from these entities reduce the carrying value of the investments.

Certain reclassifications of amounts previously reported have been made to the consolidated financial statements in order to maintain consistency and comparability between periods presented.

Use of Estimates in the Preparation of Financial Statements

The preparation of consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities and reported amounts of revenues and expenses. Significant estimates in these consolidated financial statements include the realizable value of property, plant and equipment, and goodwill and other intangibles; residual values of equipment on operating leases; allowance for credit losses; tax contingencies; liabilities for warranties; sales allowances; and assets and obligations related to employee benefits.

Revenue Recognition

Equipment Operations records sales of equipment and replacement parts when title and all risks of ownership have transferred to the independent dealer or other customer according to the terms of sale, generally upon shipment or delivery of goods. Dealers may not return equipment while the applicable dealer contract remains in place. Replacement parts may be returned on a limited basis. In the U.S. and Canada, if a dealer contract is terminated for any reason, CNH may be obligated to repurchase new equipment from the dealer.

For all sales, no significant uncertainty exists surrounding the purchaser's obligation to pay for the equipment and replacement parts. CNH records appropriate allowance for credit losses and anticipated returns as necessary. Receivables are due upon the earlier of payment terms discussed below or sale to the retail customer. Fixed payment schedules exist for all sales to dealers, but payment terms vary by geographic market and product line. In connection with these payment terms, CNH offers wholesale financing to many of its dealers including "interest-free" financing for specified periods of time which also vary by geographic market and product line. Interest is charged to dealers after the completion of the "interest-free" period. In 2011, 2010 and 2009, "interest-free" periods averaged 2.4 months, 2.5 months, and 2.9 months, respectively, on 82%, 84%, and 84% of sales, respectively, for the agricultural equipment business. In 2011, 2010 and 2009, "interest-free" periods averaged 2.6 months, 2.9 months, and 4.0 months, respectively, on 67%, 62%, and 64% of sales, respectively, for the construction equipment business. Sales to dealers that do not qualify for an "interest-free" period are subject to payment terms of 30 days or less.

Shipping and other transportation costs are recorded in cost of sales.

Finance and interest income on retail and other notes receivables and finance leases is recorded using the effective yield method. Deferred costs on the origination of financing receivables are recognized as a reduction in finance revenue over the expected lives of the receivables using the effective yield method. Recognition of income on loans is suspended when management determines that collection of future income is not probable or when an account becomes 120 days delinquent, whichever occurs earlier. Income accrual is resumed if the receivable becomes contractually current and collection doubts are removed. Previously suspended income is recognized at that time. The Company applies cash received on nonaccrual financing receivables to first reduce any unrecognized interest and then the recorded investment and any other fees. Receivables are considered past due if the required principal and interest payments have not been received as of the date such payments were due. Delinquency is reported on receivables greater than 30 days past due. Charge-offs of principal amounts of receivables outstanding are deducted from the allowance at the point when it is determined to be probable that all amounts due will not be collected.

Income from operating leases is recognized over the term of the lease on a straight-line basis.

Sales Allowances

CNH grants certain sales incentives to stimulate sales of its products to retail customers. The expense for such incentive programs is recorded as a deduction in arriving at the net sales amount at the time of the sale of the product to the dealer. The expense for new programs is accrued at the inception of the program. The amounts of incentives to be paid are estimated based upon historical data, estimated future market demand for products, field inventory levels, announced incentive programs, competitive pricing and interest rates, among other things.

Warranty Costs

At the time a sale of equipment or parts to a dealer is recognized, CNH records the estimated future warranty costs for the product, primarily basic warranty coverage. CNH determines its total warranty liability by applying historical claims rate experience to the estimated amount of equipment that has been sold and is still under warranty. Campaigns are formal post-production modification programs approved by management. The liabilities for such programs are recognized when approved, based on an estimate of the total cost of the program.

Advertising

CNH expenses advertising costs as incurred. Advertising expense totaled $162 million, $133 million, and $124 million for the years ended December 31, 2011, 2010, and 2009, respectively.

Research and Development

Research and development costs are expensed as incurred.

Foreign Currency Translation

Certain of CNH's non-U.S. subsidiaries and affiliates maintain their books and accounting records using local currency as the functional currency. Assets and liabilities of these non-U.S. subsidiaries are translated into U.S. dollars at period-end exchange rates, and net exchange gains or losses resulting from such translation are included in "Accumulated other comprehensive income (loss)" in the accompanying consolidated balance sheets. Income and expense accounts of these non-U.S. subsidiaries are translated at the average exchange rates for the period. Gains and losses from foreign currency transactions are included in net income in the period during which they arise. Net foreign currency transaction gains and losses are reflected in "Other, net" in the accompanying consolidated statements of operations. For the years ended December 31, 2011, 2010, and 2009, the Company recorded a net loss of $61 million and $17 million and a net gain of $58 million, respectively.

Cash and Cash Equivalents

Cash equivalents are highly liquid investments with an original maturity of three months or less. The carrying value of cash equivalents approximates fair value because of the short maturity of these investments.

Restricted Cash

Restricted cash includes principal and interest payments received on wholesale, retail and revolving credit receivables owned by the consolidated VIEs that are payable to the investors of the asset-backed securities issued debt in those entities and cash pledged as a credit enhancement to those same investors. These amounts are held by depository banks in order to comply with contractual agreements.

Cash Flow Information

All cash flows from the changes in trade accounts and notes receivable are classified as operating activities in the consolidated statements of cash flows as these receivables arise from sales to CNH's customers. Cash flows from financing receivables that are related to sales to CNH's dealers are also included in operating activities. CNH's financing of receivables related to equipment sold by dealers is included in investing activities.

Cash payments for interest totaled $800 million, $838 million, and $636 million for the years ended December 31, 2011, 2010, and 2009, respectively.

CNH paid taxes of $308 million, $207 million, and $117 million in 2011, 2010, and 2009, respectively.

Deposits in Fiat Industrial Subsidiaries' and Fiat Subsidiaries' Cash Management Pools ("Deposits with Fiat Industrial or Fiat")

CNH accesses funds deposited in these accounts on a daily basis and has the contractual right to withdraw these funds on demand and terminate these cash management arrangements. The carrying value of Deposits with Fiat Industrial and Fiat approximates fair value based on the short maturity of these investments. For additional information on Deposits with Fiat Industrial or Fiat, see "Note 21: Related Party Information."

Receivables and Receivable Sales

Receivables are recorded at face value, net of allowances for credit losses and deferred fees and costs. Allowances for credit losses are determined based on past experience with similar receivables including current and historical past due amounts, dealer termination rates, write-offs, collections and economic conditions.

Periodically, CNH sells or transfers retail and wholesale receivables to funding facilities or in securitization transactions. Prior to January 1, 2010, these transactions were primarily accounted for as sales. In accordance with the new accounting guidance, adopted on January 1, 2010 regarding transfers of financial assets and the consolidation of VIEs, the majority of the retail, wholesale and revolving credit receivables sold in securitizations do not qualify as sales and are recorded as secured borrowings with no gains or losses recognized at the time of securitization.

For those receivable securitizations that continue to qualify as sales, the Company retains interest-only strips, servicing rights and cash reserve accounts, all of which are recorded at fair value as retained interests in the securitized receivables. Changes in these fair values are recorded in other comprehensive income as an unrealized gain on available-for-sale securities. With regards to other-than-temporary impairments ("OTTI") of debt securities, any OTTI due to changes in the constant prepayment rate and the expected credit loss rate would be included in net income. An OTTI due to a change in the discount rates would be included in accumulated other comprehensive income.

Inventories

Inventories are stated at the lower of cost or market. Cost is determined by the first-in, first-out method. The cost of finished goods and work-in-progress includes the cost of raw materials, other direct costs and production overheads.

Property, Plant and Equipment

Property, plant and equipment are stated at cost, less accumulated depreciation. Expenditures for maintenance and repairs are expensed as incurred. Depreciation is recorded on a straight-line basis over the estimated useful lives of the respective assets as follows:

Category	Lives
Buildings and improvements	10 — 40 years
Plant and machinery	5 — 16 years
Other equipment	3 — 10 years

CNH evaluates the recoverability of the carrying amount of long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be fully recoverable. If circumstances require a long-lived asset to be tested for possible impairment, CNH compares the carrying amount of an asset to future undiscounted net cash flows expected to be generated by the asset. If the carrying amount of the long-lived asset is not recoverable on an undiscounted cash flow basis, an impairment is recognized to the extent that the carrying amount exceeds its fair value.

Equipment on Operating Leases

Financial Services purchases equipment from CNH dealers and other independent third parties that is then leased to retail customers under operating leases. Financial Services' investment in operating leases is based on the purchase price paid for the equipment. The investment is depreciated on a straight-line basis over the term of the lease to the estimated residual value at lease termination, which is estimated at the inception of the lease. Realization of the residual values is dependent on Financial Services' future ability to re-market the equipment under the then prevailing market conditions. CNH continually evaluates whether events and circumstances have occurred which affect the estimated residual values of equipment on operating leases and adjusts estimated residual values if necessary. Management believes that the estimated residual values are realizable. Expenditures for maintenance and repairs are the responsibility of the lessee.

Goodwill and Other Intangibles

Goodwill represents the excess of the aggregate purchase price over the fair value of the net assets acquired. Goodwill and indefinite-lived intangible assets are reviewed for impairment at least annually. During 2011 and 2010, the Company performed its annual impairment review as of December 31 and concluded that there was no impairment in either year.

Other intangibles consist primarily of acquired dealer networks, trademarks, product drawings, patents, and software. Other intangibles with indefinite lives principally consist of acquired trademarks which have no legal, regulatory, contractual, competitive, economic, or other factor that limits their useful life. Intangible assets with an indefinite useful life are not amortized. Other intangible assets with definite lives are being amortized on a straight-line basis over 5 to 30 years.

Reference is made to "Note 8: Goodwill and Other Intangibles" for further information regarding goodwill and other intangible assets.

Income Taxes

The provision for income taxes is determined using the asset and liability method. CNH recognizes a current tax liability or asset for the estimated taxes payable or refundable on tax returns for the current year and tax contingencies estimated to be settled with taxing authorities within one year. A deferred tax liability or asset is recognized for the estimated future tax effects attributable to temporary differences and tax loss carry forwards. The measurement of current and deferred tax liabilities and assets is based on provisions of enacted tax law. Valuation allowances are recorded to reduce deferred tax assets when it is more likely than not that a tax benefit will not be realized based on available evidence.

Retirement Benefits

CNH sponsors numerous defined benefit and defined contribution pension plans, the assets of which are held in separate trustee-administered funds. The pension plans are funded by payments from CNH. The cost of providing defined benefit pension and other postretirement benefits is calculated based upon actuarial valuations. The liability for termination indemnities is accrued in accordance with labor legislation in each country where such benefits are required. CNH contributions to defined contribution plans are charged to income during the period of the employee's service.

Derivatives

CNH's policy is to enter into derivative transactions to manage exposures that arise in the normal course of business and not for trading or speculative purposes. CNH records derivative financial instruments in the consolidated balance sheets as either an asset or a liability measured at fair value. The fair value of CNH's foreign exchange derivatives is based on quoted market exchange rates, adjusted for the respective interest rate differentials (premiums or discounts). The fair value of CNH's interest rate derivatives is based on discounting expected cash flows, using market interest rates, over the remaining term of the instrument. Changes in the fair value of derivative financial instruments are recognized in current income unless specific hedge accounting criteria are met. For derivative financial instruments designated to hedge exposure to changes in the fair value of a recognized asset or liability, the gain or loss is recognized in income in the period of change together with the offsetting loss or gain on the related hedged item. For derivative financial instruments designated to hedge exposure to variable cash flows of a forecasted transaction, the effective portion of the derivative financial instrument's gain or loss is initially reported in other comprehensive income (loss) and is subsequently reclassified into income when the forecasted transaction affects income. The ineffective portion of the gain or loss is recorded in income immediately. For derivative financial instruments that are not designated as hedges but held as economic hedges, the gain or loss is recognized immediately in income.

For derivative financial instruments designated as hedges, CNH formally documents the hedging relationship to the hedged item and its risk management strategy for all derivatives designated as hedges. This includes linking all derivatives that are designated as fair value hedges to specific assets and liabilities contained in the consolidated balance sheets and linking cash flow hedges to specific forecasted transactions or variability of cash flow. CNH assesses the effectiveness of its hedging instruments both at inception and on an ongoing basis. If a derivative is determined not to be highly effective as a hedge, or the underlying hedged transaction is no longer probable of occurring, or the derivative is terminated, the hedge accounting described above is discontinued and the derivative is marked to fair value and recorded in income through the remainder of its term.

Reference is made to "Note 15: Financial Instruments," for further information regarding CNH's use of derivative financial instruments.

Share-Based Compensation Plans

CNH recognizes all share-based compensation as an expense based on the fair value of each award on the grant date. CNH recognizes share-based compensation costs on a straight-line basis over the requisite service period for each separately vesting portion of an award.

Earnings Per Share

Basic earnings per share is based on the weighted average number of common shares outstanding during each period. Diluted earnings per share is based on the weighted average number of common shares and dilutive common share equivalents outstanding during each period. Unvested performance-based awards are considered outstanding and included in the computation of diluted earnings per share based on the number of shares that would vest if the end of the reporting period were the end of the contingency period.

New Accounting Pronouncements Adopted

Troubled debt restructuring

In April 2011, the Financial Accounting Standard Board ("FASB") issued accounting guidance that clarifies a creditor's determination of troubled debt restructurings. A troubled debt restructuring occurs when a creditor grants a concession it would not otherwise consider to a debtor that is experiencing financial difficulties. The guidance clarifies what would be considered a concession by the creditor and financial difficulties of the debtor. Certain disclosures are required for transactions that qualify as troubled debt restructurings. This new guidance was effective for the Company on January 1, 2011. The disclosures required by this guidance have been included in these notes to the consolidated financial statements. For further information see "Note 3: Accounts and Notes Receivable".

Transfer of financial assets and consolidation of VIEs

In June 2009, the FASB issued new accounting guidance which changes the accounting for transfers of financial assets. The guidance eliminates the concept of a qualifying special purpose entity ("QSPE"), changes the requirements for derecognizing financial assets, and requires additional disclosures by providing greater transparency about transfers of financial assets, including securitization transactions, and an entity's continuing involvement in and exposure to the risks related to transferred financial assets.

In June 2009, the FASB also issued new accounting guidance which amends the accounting for VIEs. The guidance changes the criteria for determining whether the consolidation of a VIE is required from a quantitative risk and rewards model to a qualitative model, based on control and economics. The guidance also eliminates the scope exception for QSPEs, increases the frequency for reassessing consolidation of VIEs and creates new disclosure requirements about an entity's involvement in a VIE.

The Company adopted the new guidance on January 1, 2010. As a significant portion of CNH's securitization trusts and facilities were no longer exempt from consolidation as QSPEs under the guidance, the Company reassessed these VIEs under the new qualitative model and determined it was the primary beneficiary, as CNH has both the power to direct the activities of the VIE that most significantly impact the VIE's economic performance and an obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIE. Therefore, the Company consolidated the receivables and related liabilities held by these VIEs based on the carrying amounts of the assets and liabilities, as prescribed by the new guidance. The impact of the Company's adoption of the new guidance on January 1, 2010 was as follows:

Adjustments for New Guidance
(in millions)
Accounts and notes receivable, net:
Retail receivables securitizations	$3,448
Wholesale receivables securitizations	1,563
Credit card receivables securitizations	181

Accounts and notes receivable, net	5,192
Other assets: primarily restricted cash	525

Total assets	$5,717

Other accrued liabilities	$26
Short-term debt	1,209
Long-term debt, including current maturities	4,519

Total liabilities	5,754

Total equity	(37)

Total liabilities and equity	$5,717

The assets of the VIEs include restricted cash and certain receivables that are restricted to settle the obligations of those entities and are not expected to be available to the Company or its creditors. Liabilities of the consolidated VIEs include secured borrowings for which creditors or beneficial interest holders do not have recourse to the general credit of the Company.

An additional impact of adopting this guidance is that certain funding transactions that would have historically met the derecognition criteria do not qualify for derecognition under the new accounting rules. Beginning on January 1, 2010, wholesale receivables originated in Europe that were included in factoring programs for the revolving sale to third party factors are treated as secured borrowings.

The Company adopted the guidance prospectively in 2010 and, therefore, the financial statements prepared for 2010 and subsequent periods reflect the new accounting requirements, but the financial statements for periods ended on or before December 31, 2009 reflected the accounting guidance applicable during those periods. The Company's statements of operations for the years ended December 31, 2011 and 2010 no longer reflect securitization income and initial gains or losses on new securitization transactions, but instead reports interest income and other income associated with all securitized receivables, and interest expense associated with the debt issued by securitization trusts and facilities. Therefore, 2011 and 2010 results are not comparable to prior period amounts. In addition, because the Company's new securitization transactions do not meet the requirements for derecognition under the new guidance, and are accounted for as secured borrowings rather than asset sales, the initial cash flows from these transactions are presented in 2011 and 2010 as cash flows from financing transactions rather than cash flows from operating or investing activities. For further information regarding this new guidance, see "Note 3: Accounts and Notes Receivable", "Note 9: Credit Facilities and Debt", and "Note 15: Financial Instruments".

Accounts And Notes Receivable	12 Months Ended
Dec. 31, 2011
Accounts And Notes Receivable [Abstract]
Accounts And Notes Receivable

Note 3: Accounts and Notes Receivable

A summary of accounts and notes receivables included in the accompanying consolidated balance sheets at December 31, 2011 and 2010, is as follows:

	2011	2010
	(in millions)
Wholesale notes and accounts receivable	$1,336	$1,297
Retail and other notes receivable and finance leases	2,283	2,979
Restricted receivables	10,792	9,919
Other notes receivable	485	428

Gross receivables	14,896	14,623
Less:
Allowance for credit losses	(405)	(595)
Current portion	(8,811)	(8,621)

Total long-term receivables, net	$5,680	$5,407

Wholesale notes and accounts receivable arise primarily from the sale of goods to dealers and distributors and, to a lesser extent, the financing of dealer operations. Under the standard terms of the wholesale receivable agreements, these receivables typically have "interest-free" periods of up to twelve months and stated original maturities of up to twenty-four months, with repayment accelerated upon the sale of the underlying equipment by the dealer. During the "interest free" period, Financial Services is compensated by Equipment Operations for the difference between market interest rates and the amount paid by the dealer. This interest is then eliminated in consolidation. After the expiration of any "interest-free" period, interest is charged to dealers on sales and marketing program outstanding balances until CNH receives payment in full. The "interest-free" periods are determined based on the type of equipment sold and the time of year of the sale. Interest rates are set based on market factors and based on the prime rate or LIBOR. CNH evaluates and assesses dealers on an ongoing basis as to their credit worthiness and may be obligated to repurchase the dealer's equipment upon cancellation or termination of the dealer's contract for such causes as change in ownership, closeout of the business, or default. There were no significant losses in 2011, 2010 or 2009 relating to the termination of dealer contracts.

CNH provides and administers financing for retail purchases of new and used equipment sold through its dealer network. The terms of retail and other notes and finance leases generally range from two to six years, and interest rates on retail and other notes and finance leases vary depending on prevailing market interest rates and certain incentive programs offered by CNH.

At December 31, 2011 and 2010, included in retail notes receivable are approximately $1.0 billion and $1.3 billion, respectively, of notes originated through a subsidized long-term loan program of the Brazilian development agency, Banco Nacional de Desenvolvimento Econômico e Social ("BNDES"). The program provides subsidized funding to financial institutions to be loaned to customers to support the purchase of agricultural or construction machinery in accordance with the provisions of the program. Financial Services participates in the program as a lender.

In addition to participating directly in the BNDES program, CNH also originates retail receivables on behalf of other financial institutions participating in the BNDES program and continues to service these receivables on a fee for service basis. CNH has guaranteed this portfolio against all credit losses. At December 31, 2011 and 2010, the guaranteed portfolio balance was $310 million and $396 million, respectively, and was not included in the consolidated balance sheet.

The Brazilian government provided debt relief, which included deferral of payments and extensions of maturities, to certain qualifying farmers and borrowers under this program in 2005, 2006, 2007 and 2008. Since 2009, no mass debt relief programs were initiated. In most instances, the payments were due as scheduled or renegotiated, where applicable. CNH believes the series of debt relief actions impacted customers' behavior and payment patterns. During the years ended December 31, 2011, 2010 and 2009, CNH increased the allowance for this portfolio by $116 million, $139 million and $47 million, respectively. These increases were based on various factors including the Company's collection history subsequent to the Brazilian government's mass debt relief initiative. Since this program ended, the Company has aggressively pursued the collection of these receivables, and will continue to do so. The changes in payment dates in prior years added significant uncertainty regarding the ultimate collection of this portfolio. While CNH believes that, based on the current BNDES program, the resolution of this matter will not have a material adverse effect on its financial position, it is possible that additional allowances could be required in future periods that could be material to the results of operations for such periods. Any future changes to the BNDES program could further impact CNH's ability to collect amounts owed. At December 31, 2011 and 2010, total receivables greater than 60 days past due included in this program were $157 million and $465 million, respectively. These receivables have been placed on nonaccrual status. For the full year 2011 and 2010, the Company wrote off receivables of approximately $300 million and $40 million, respectively. At December 31, 2011 and 2010, the Company had $104 million and $286 million, respectively, in the allowance for credit losses related to this portfolio.

Maturities of long-term receivables as of December 31, 2011 are as follows:

Amount
(in millions)
2013	$1,980
2014	1,562
2015	1,172
2016	721
2017 and thereafter	245

Total long-term receivables, net	$5,680

It has been CNH's experience that substantial portions of retail receivables are repaid or sold before their contractual maturity dates. As a result, the above table should not be regarded as a forecast of future cash collections. Wholesale, retail and finance lease receivables have significant concentrations of credit risk in the agricultural and construction business sectors, the majority of which are in North America. CNH typically retains, as collateral, a security interest in the equipment associated with wholesale and retail notes receivable.

Restricted Receivables and Securitizations

As part of its overall funding strategy, the Company periodically transfers certain financial receivables into VIEs that are special purpose entities ("SPEs") as part of its asset-backed securitization programs.

Beginning January 1, 2010, CNH adopted new accounting guidance related to the accounting for transfers of financial assets and the consolidation of VIEs. As a result of this new accounting guidance, SPEs utilized in securitization programs no longer meet the non-consolidation accounting criteria and, as such, are accounted for as secured borrowings and are included in the consolidated balance sheet. The net incremental impact of adopting this new guidance was a $5.7 billion increase to assets and liabilities and equity. Refer to "Note 2: Summary of Significant Accounting Policies—New Accounting Pronouncements Adopted" for additional information.

SPEs utilized in the securitization programs differ from other entities included in the Company's consolidated financial statements because the assets they hold are legally isolated. For bankruptcy analysis purposes, CNH has sold the receivables to the SPEs in a true sale and the SPEs are separate legal entities. Upon transfer of the receivables to the SPEs, the receivables and certain cash flows derived from them become restricted for use in meeting obligations to the SPEs' creditors. The SPEs have ownership of cash balances that also have restrictions for the SPEs' investors. The Company's interests in the SPEs' receivables are subordinate to the interests of third-party investors. None of the receivables that are directly or indirectly sold or transferred in any of these transactions are available to pay CNH creditors.

Consequently, as of January 1, 2010, certain securitizations that would have historically met the derecognition criteria no longer qualify for derecognition under the new guidance. In addition, wholesale receivables originated in Europe that were included in various factoring programs for the revolving sale to third party factors were accounted for as secured borrowings. As of December 31, 2011 and 2010, €1.2 million ($1.6 million) and €6 million ($8 million), respectively, of receivables continue to be treated as sales under the previous accounting rules as they were sold prior to January 1, 2010. The secured borrowings related to restricted securitized retail notes are obligations that are payable as the receivables are collected. Repayments of the secured borrowings depend primarily on cash flows generated by the restricted assets. See "Note 9: Credit Facilities and Debt" for additional information.

The following table summarizes the restricted and off-book receivables and the related retained interests as of December 31, 2011 and 2010:

	Restricted Receivables		Off-Book Receivables		Retained Interest
	2011	2010	2011	2010	2011	2010
	(in millions)
North America retail receivables	$5,501	$4,922	$108	$206	$18	$39
North America wholesale receivables	2,884	2,694	—	—	—	—
Europe wholesale receivables	1,193	1,051	2	8	—	—
Australia retail receivables	932	936	—	—	—	—
Australia wholesale receivables	101	123	—	—	—	—
North America revolving account receivables	181	193	—	—	—	—

Total	$10,792	$9,919	$110	$214	$18	$39

Wholesale Receivables Securitizations

With regard to the wholesale receivable securitization programs, CNH sells eligible receivables on a revolving basis, to structured master trust facilities which are limited purpose, bankruptcy-remote SPEs. As of December 31, 2011, the U.S. master trust facility consists of $583 million term asset-backed notes issued in August 2009 with a three-year maturity, $220 million term asset-backed notes issued January 2011 with a two-year maturity and four 364-day conduit facilities renewable annually at the sole discretion of the purchasers; $200 million renewable March 2012, $500 million renewable July 2012, $250 million renewable November 2012, and $200 million senior and related subordinate renewable November 2012.

The Canadian master trust facility consists of a C$586 million ($574 million) conduit facility renewable December 2012 at the sole discretion of the purchaser.

The Australian master trust facility consists of a 364-day A$200 million ($203 million) conduit facility renewable December 2012 at the sole discretion of the purchaser.

These trusts were determined to be VIEs and, consequently CNH consolidates the securitization trusts. In its role as servicer, CNH has the power to direct the trusts' activities and an obligation to absorb losses or the right to receive benefits that could potentially be significant to the trusts. CNH is the primary beneficiary of the trusts, and therefore the trusts were consolidated.

The Company's involvement with the securitization trusts includes servicing the wholesale receivables, retaining an undivided interest ("seller's interest") in the receivables and holding cash reserve accounts. The seller's interest in the trusts represent the Company's undivided interest in the receivables transferred to the trust. CNH maintains cash reserve accounts at predetermined amounts to provide security to investors in the event that cash collections from the receivables are not sufficient to remit principal and interest payments on the securities. The investors and the securitization trusts have no recourse beyond CNH's retained interests for failure of debtors to pay when due. CNH's retained interests are subordinate to investors' interests.

For the U.S. wholesale securitization facility, in the year ended December, 31, 2009, CNH recognized gains on the sale of receivables of $51 million. Collections reinvested into the facility in the year ended December, 31, 2009 were $5,629 million. At December 31, 2009, there were no recognized servicing assets or liabilities associated with the U.S. facility.

Each of the facilities contains minimum payment rates and/or portfolio performance thresholds which, if breached, could preclude the Company from selling additional receivables originated on a prospective basis.

In addition, CNH has various factoring programs for a revolving sale to third party factors of wholesale receivables originated in Europe. At December 31, 2011 and 2010, the amounts of outstanding receivables under these factoring programs were €1.0 billion ($1.3 billion) and €874 million ($1.2 billion), respectively, of which €922 million ($1.2 billion) and €786 million ($1.1 billion), respectively, were recorded as secured borrowings and included in the consolidated balance sheets.

Retail Receivables Securitizations

Within the U.S. retail asset securitization programs, eligible retail finance receivables are sold to limited purpose, bankruptcy-remote SPEs. In turn, these subsidiaries establish separate trusts to which the receivables are transferred in exchange for proceeds from asset-backed securities issued by the trusts. In Canada, the receivables are transferred directly to the trusts. These trusts were determined to be VIEs and, consequently, the Company consolidated all previously unconsolidated retail trusts upon the January 1, 2010 adoption of the new accounting guidance related to transfers of financial assets and the consolidation of VIEs. In its role as servicer, CNH has the power to direct the trusts' activities. Through its retained interests, the Company has an obligation to absorb losses or the right to receive benefits that could potentially be significant to the trusts.

During both years ended December 31, 2011 and 2010, CNH executed $3.5 billion in retail asset-backed transactions in the U.S., Canada and Australia. The securities in these transactions are backed by agricultural and construction equipment retail receivable contracts and finance leases originated through CNH's dealer network. CNH applied any proceeds from the securitizations to repay outstanding debt. At December 31, 2011, $5.7 billion of asset-backed securities issued to investors were outstanding with a weighted average expected remaining maturity between 25 and 37 months. At December 31, 2010, $10.9 billion of asset-backed securities issued to investors were outstanding with a weighted average expected remaining maturity between 26 and 36 months.

During the year ended December 31, 2009, CNH securitized retail receivables with a net principal value of $4.0 billion and recognized gains on these sales of receivables of $68 million. Further, related to the retail securitizations, the Company received proceeds of $3,732 million and recorded $31 million in servicing fees for the year ended December 31, 2009.

CNH receives compensation for servicing the receivables transferred and earns other related ongoing income customary with the securitization programs. The Company also may retain all or a portion of the subordinated interests in the SPEs. No recourse provisions exist that allow holders of the asset-backed securities issued by the trusts to put those securities back to CNH although CNH provides customary representations and warranties that could give rise to an obligation to repurchase from the trusts any receivables for which there is a breach of the representations and warranties. Moreover, CNH does not guarantee any securities issued by the trusts. The trusts have a limited life and generally terminate upon final distribution of amounts owed to investors or upon exercise of a cleanup-call option by the Company, in its role as servicer.

CNH also has access to $2.1 billion committed asset-backed facilities through which it may sell retail receivables generated by Financial Services in the United States, Canada and Australia. CNH has utilized these facilities in the past to fund the origination of receivables and has later repurchased and resold the receivables in the term ABS markets or found alternative financing for the receivables. CNH believes that it is probable that the vast majority of newly originated receivables will continue to be repurchased and resold in the public ABS markets. These facilities had an original term of two years and are renewable in December 2012 and December 2013.

Three private retail transactions totaling $108 million and $206 million were not included in the Company's consolidated balance sheets as of December 31, 2011 and 2010, respectively. These transactions continue to qualify as sales subsequent to the adoption of the new accounting guidance. Therefore, as these receivables are collected, the amount of off-book receivables will decrease.

Revolving Charge Account Securitizations

The Company, through a trust, securitizes originated revolving charge account receivables on a revolving basis to a privately owned 2 year facility. The trust's facility limit is $200 million and is renewable in October 2012. Consistent with the wholesale and retail securitization programs, CNH determined the trust was a VIE and consequently was required to be consolidated, as CNH is the primary beneficiary.

CNH's continuing involvement with the securitization trust includes servicing the receivables and maintaining a cash reserve account, which provides security to investors in the event that cash collections from the receivables are not sufficient to remit principal and interest payments to the securities. The investors and the securitization trust have no recourse to CNH beyond CNH's retained interest assets for failure of debtors to pay when due. Further, CNH's retained interests are subordinate to the investors' interests.

For the year ended December 31, 2009, CNH recognized gains of $10 million on the sale of receivables and collections reinvested into the facility of $705 million.

Allowance for Credit Losses

The allowance for credit losses is established to cover probable losses on receivables owned by the Company and consists of two components, depending on whether the receivable has been individually identified as being impaired. The first component of the allowance for credit losses covers all or a portion of receivables specifically reviewed by management for which the Company has determined it will not collect all of the contractual principal and interest. Receivables are individually reviewed for impairment based on, among other items, amounts outstanding, amounts past due, days past due and prior collection history. These receivables are subject to impairment measurement at the loan level based either on the present value of expected future cash flows discounted at the receivables' effective interest rate or the fair value of the collateral for collateral-dependent receivables and receivables for which foreclosure is deemed to be probable. When the values are lower than the carrying value of the receivables, impairment is recognized.

The second component of the allowance for credit losses covers all receivables which may incur losses that are not yet individually identifiable. The allowance for these receivables is based on aggregated portfolio evaluations, generally by financial product. The allowance for retail credit losses is based on loss forecast models that consider a variety of factors that may include, but are not limited to, historical loss experience, portfolio balance and delinquencies. The allowance for wholesale credit losses is based on loss forecast models that consider a variety of factors that may include, but are not limited to, historical loss experience, portfolio balance and dealer risk ratings. The loss forecast models are updated to incorporate information reflecting the current economic environment.

Charge-offs of principal amounts of receivables outstanding are deducted from the allowance at the point when it is determined to be probable that all amounts due will not be collected.

The Company's allowance for credit losses is segregated into three portfolio segments: retail, wholesale and other. A portfolio segment is the level at which CNH develops a systematic methodology for determining its allowance for credit losses. The retail segment includes retail and finance lease receivables. The wholesale segment includes wholesale financing to CNH dealers and the other portfolio includes the Company's commercial revolving accounts and other miscellaneous receivables.

Further, the Company evaluates its portfolio segments by class of receivable: North America, EAME & CIS, Latin America and APAC. Typically, CNH's finance receivables within a geographic area have similar risk profiles and methods for assessing and monitoring risk. These classes align with management reporting.

Allowance for credit losses activity for the years ended December 31, 2011 and 2010 is as follows:

	2011
	Retail	Wholesale	Other	Total
Allowance for credit losses:
Beginning balance	$406	$174	$15	$595
Charge-offs	(351)	(82)	(13)	(446)
Recoveries	23	6	3	32
Provision	200	43	6	249
Currency translation and other	(26)	1	—	(25)

Ending balance	$252	$142	$11	$405

Ending balance: individually evaluated for impairment	$70	$76	$—	$146

Ending balance: collectively evaluated for impairment	$182	$66	$11	$259

Financing receivables:
Ending balance	$8,716	$5,514	$666	$14,896

Ending balance: individually evaluated for impairment	$103	$735	$—	$838

Ending balance: collectively evaluated for impairment	$8,613	$4,779	$666	$14,058

	2010
	Retail	Wholesale	Other	Total
Ending balance: individually evaluated for impairment	$60	$110	$—	$170

Ending balance: collectively evaluated for impairment	$346	$64	$15	$425

Financing receivables:
Ending balance	$8,751	$5,164	$708	$14,623

Ending balance: individually evaluated for impairment	$129	$699	$—	$828

Ending balance: collectively evaluated for impairment	$8,622	$4,465	$708	$13,795

	2011	2010	2009
Allowance for credit losses:
Beginning balance	$595	$393	$269
Charge-offs	(446)	(170)	(107)
Recoveries	32	10	10
Provision	249	288	198
Currency translation and other	(25)	74	23

Ending balance	$405	$595	$393

As part of the on-going monitoring of the credit quality of the wholesale portfolio, CNH utilizes an internal credit scoring model that assigns a risk grade to each dealer. The scoring model considers the strength of dealers' financial statements, payment history and audit performance. Each quarter, CNH updates its dealers' ratings and considers the ratings in the credit allowance analysis. A description of the general characteristics of the dealers' risk grades is as follows:

•	Grades A and B—Includes receivables of dealers that have significant capital strength, moderate leverage, stable earnings and growth, and excellent payment performance.

•	Grade C—Includes receivables of dealers with moderate credit risk. Dealers of this grade are differentiated from higher grades on the basis of leverage or payment performance.

•	Grade D—Includes receivables of dealers with moderate credit risk. These dealers may require higher monitoring due to weaker financial strength or payment performance.

A breakdown of the wholesale portfolio by its credit quality indicators as of December 31, 2011 and 2010 is as follows, in millions:

	2011	2010
A	$2,348	$2,031
B	1,683	1,541
C	697	772
D	786	820

Total	$5,514	$5,164

Utilizing an internal credit scoring model which considers customers' attributes, prior credit history and each retail transaction's attributes, CNH assigns a credit quality rating to each customer, by specific transaction, as part of the retail underwriting process. This rating is used in setting the interest rate on the transaction. The credit quality rating is not updated after the transaction is finalized. A description of the general characteristics of the customers' risk grades is as follows:

•	Titanium—Customers where CNH expects no collection risk or loss activity;

•	Platinum—Customers where CNH expects minimal, if any, collection risk or loss activity; and

•	Gold, Silver, Bronze—Customers are defined as those with the potential for collection risk or loss activity.

A breakdown of the retail portfolio by the customers' risk grade at the time of origination as of December 31, 2011 and 2010 is as follows, in millions:

	2011	2010
Titanium	$3,616	$3,027
Platinum	2,839	2,713
Gold	1,363	1,799
Silver	441	767
Bronze	457	445

Total	$8,716	$8,751

The following tables present information at the level at which management assesses and monitors its credit risk. Receivables are considered past due if the required principal and interest payments have not been received as of the date such payments were due. Delinquency is reported on receivables greater than 30 days past due. Given the uncertainty regarding the collection of the Brazilian retail agricultural receivables, CNH also monitors the credit risk specific to this portfolio. These receivables are monitored on a collective basis for impairment. The aging of receivables as of December 31, 2011 and 2010 is as follows:

	2011
	30-59 Days Past Due	60-89 Days Past Due	Greater Than 90 Days	Total Past Due	Current	Total Financing Receivables	Recorded Investment > 90 Days and Accruing
	(in millions)
Retail
North America	$25	$7	$32	$64	$6,192	$6,256	$3
EAME & CIS	2	1	21	24	121	145	—
Latin America	4	2	141	147	1,101	1,248	—
APAC	2	1	3	6	1,061	1,067	2
Wholesale
North America	2	2	5	9	2,873	2,882	1
EAME & CIS	5	3	32	40	1,566	1,606	—
Latin America	10	4	5	19	632	651	—
APAC	14	4	48	66	309	375	22
Total
Retail	$33	$11	$197	$241	$8,475	$8,716	$5

Wholesale	$31	$13	$90	$134	$5,380	$5,514	$23

	2010
	30-59 Days Past Due	60-89 Days Past Due	Greater Than 90 Days	Total Past Due	Current	Total Financing Receivables	Recorded Investment > 90 Days and Accruing
	(in millions)
Retail
North America	$42	$16	$59	$117	$5,591	$5,708	$8
EAME & CIS	4	3	28	35	243	278	—
Latin America	5	3	474	482	1,172	1,654	—
APAC	6	5	5	16	1,095	1,111	3
Wholesale
North America	2	1	4	7	2,711	2,718	—
EAME & CIS	9	3	62	74	1,360	1,434	—
Latin America	51	8	28	87	541	628	27
APAC	7	3	16	26	358	384	4
Total
Retail	$57	$27	$566	$650	$8,101	$8,751	$11

Wholesale	$69	$15	$110	$194	$4,970	$5,164	$31

For the years ended December 31, 2011 and 2010, CNH's recorded investment in impaired receivables individually evaluated for impairment and the related unpaid principal balances and allowances are as follows. Impaired receivables are receivables for which the Company has determined it will not collect all of the principal and interest payments as per the terms of the original contract.

	2011			2010
	Recorded Investment	Unpaid Principal Balance	Related Allowance	Recorded Investment	Unpaid Principal Balance	Related Allowance
	(in millions)
With no related allowance recorded
Retail
North America	$7	$7		$12	$9
EAME & CIS	—	—		—	—
Latin America	—	—		—	—
APAC	—	—		—	—
Wholesale
North America	—	—		1	1
EAME & CIS	87	87		88	87
Latin America	—	—		—	—
APAC	4	4		—	—
With an allowance recorded
Retail
North America	66	61	$43	85	82	$42
EAME & CIS	23	23	21	32	32	18
Latin America	—	—	—	—	—	—
APAC	7	7	6	—	—	—
Wholesale
North America	60	58	13	64	65	28
EAME & CIS	491	491	37	482	482	65
Latin America	73	71	14	45	43	7
APAC	20	18	12	19	16	10
Total
Retail	$103	$98	$70	$129	$123	$60

Wholesale	$735	$729	$76	$699	$694	$110

For the year ended December 31, 2011, the Company's average recorded investment in impaired receivables individually evaluated for impairment (based on a thirteen month average) and the related interest income recognized is as follows:

	2011
	Average Recorded Investment	Interest Income Recognized
With no related allowance recorded
Retail
North America	$3	$—
EAME & CIS	—	—
Latin America	—	—
APAC	—	—
Wholesale
North America	—	—
EAME & CIS	89	—
Latin America	—	—
APAC	3	—
With an allowance recorded
Retail
North America	82	4
EAME & CIS	25	1
Latin America	—	—
APAC	8	1
Wholesale
North America	72	2
EAME & CIS	499	1
Latin America	77	6
APAC	21	1
Total
Retail	$118	$6

Wholesale	$761	$10

Recognition of interest income is generally suspended when management determines that collection of future income is not probable or when an account becomes 120 days delinquent, whichever occurs first. Interest accrual is resumed if the receivable becomes contractually current and collection becomes probable. Previously suspended interest income is recognized at that time. The receivables on nonaccrual status as of December 31, 2011 and 2010 are as follows:

	2011		2010
	Retail	Wholesale	Retail	Wholesale
North America	$55	$55	$52	$3
EAME & CIS	21	33	28	57
Latin America	143	—	477	9
APAC	2	14	3	16

	$221	$102	$560	$85

Troubled Debt Restructurings

A restructuring of a receivable constitutes a troubled debt restructuring ("TDR") when the lender grants a concession it would not otherwise consider to a borrower experiencing financial difficulties. As a collateral based lender, the Company typically will repossess collateral in lieu of restructuring receivables. As such, for retail receivables, concessions are typically provided based on bankruptcy court proceedings. For wholesale receivables, concessions granted may include extended contract maturities, inclusion of interest only periods, modification of a contractual interest rate to a below market interest rate, extended skip payment periods and waving of interest and principal.

TDRs are reviewed along with other receivables as part of management's ongoing evaluation of the adequacy of the allowance for credit losses. The allowance for credit losses attributable to TDRs is based on the most probable source of repayment, which is normally the liquidation of collateral. In determining collateral value, CNH estimates the current fair market value of the equipment collateral and considers credit enhancements such as additional collateral and third-party guarantees.

Before removing a receivable from TDR classification, a review of the borrower is conducted. If concerns exist about the future ability of the borrower to meet its obligations under the loans based on a credit review, the TDR classification is not removed from the receivable.

For the year ended December 31, 2011, the Company has approximately 2,500 retail and finance receivable contracts in North America that are in legal proceedings, primarily bankruptcies. The pre-modification value was $83 million and the post-modification value was $53 million. The court has yet to determine the concessions in some of the outstanding cases that will be granted, if any. As the outcome of the bankruptcy cases is determined by the court based on available assets, subsequent defaults are unusual and were not material for the twelve months ended December 31, 2011.

For the year ended December 31, 2011, the Company has approximately $73 million in retail and finance lease contracts in Latin America classified as TDR's. The concessions granted on these receivables are primarily skip payments and extensions of contract maturities. For the year ended December 31, 2011, the amount of these receivables that subsequently defaulted was approximately $10 million.

For wholesale receivables for the year ended December 31, 2011, the amount of restructured wholesale agreements was insignificant. The wholesale receivables that subsequently defaulted were not significant for the year ended December 31, 2011.

Managed Portfolio

Historical loss and delinquency amounts for Financial Services' Managed Portfolio for 2011 and 2010 are as follows:

	Principal Amount of Receivables At December 31,	Principal More Than 30 Days Delinquent At December 31,	Net Credit Losses for the Year Ending December 31,
	(in millions)
2011
Type of receivable:
Wholesale notes and accounts	$5,215	$45	$44
Retail and other notes and finance leases	11,874	324	339

Total managed	$17,089	$369	$383

Comprised of:
Receivables held in portfolio	$14,636
Receivables serviced for Equipment Operations	192
Receivables serviced for joint ventures	1,841
Receivables serviced for others under BNDES program	310
Securitized receivables:
Wholesale	2
Retail	108

Total managed	$17,089

2010
Type of receivable:
Wholesale notes and accounts	$4,858	$68	$27
Retail and other notes and finance leases	12,138	757	127

Total managed	$16,996	$825	$154

Comprised of:
Receivables held in portfolio	$14,274
Receivables serviced for Equipment Operations	189
Receivables serviced for joint ventures	1,923
Receivables serviced for others under BNDES program	396
Securitized receivables:
Wholesale	8
Retail	206

Total managed	$16,996

Non-Cash Retail Receivables Operating and Investing Activities

Non-cash operating and investing activities include retail receivables of $342 million that were exchanged for retained interests in securitized retail receivables in 2009.

Inventories	12 Months Ended
Dec. 31, 2011
Inventories [Abstract]
Inventories

Note 4: Inventories

Inventories as of December 31, 2011, and 2010 consist of the following:

	2011	2010
	(in millions)
Raw materials	$1,129	$783
Work-in-process	218	214
Finished goods	2,315	1,940

Total inventories	$3,662	$2,937

Property, Plant And Equipment	12 Months Ended
Dec. 31, 2011
Property, Plant And Equipment [Abstract]
Property, Plant And Equipment

Note 5: Property, Plant and Equipment

A summary of property, plant and equipment as of December 31, 2011, and 2010 is as follows:

	2011	2010
	(in millions)
Land, buildings and improvements	$1,049	$994
Plant and machinery	2,903	2,744
Other equipment	399	413
Construction in progress	167	194

Gross property, plant and equipment	4,518	4,345
Accumulated depreciation	(2,582)	(2,559)

Net property, plant and equipment	$1,936	$1,786

Depreciation expense on the above property, plant and equipment totaled $246 million, $230 million, and $206 million for the years ended December 31, 2011, 2010, and 2009, respectively.

Investments In Unconsolidated Subsidiaries And Affiliates	12 Months Ended
Dec. 31, 2011
Investments In Unconsolidated Subsidiaries And Affiliates [Abstract]
Investments In Unconsolidated Subsidiaries And Affiliates

Note 6: Investments in Unconsolidated Subsidiaries and Affiliates

A summary of investments in unconsolidated subsidiaries and affiliates as of December 31, 2011, and 2010 is as follows:

	2011	2010
	(in millions)
Equity method	$501	$484
Cost method	5	6

Total	$506	$490

A summary of the combined results of operations and financial position as reported by the investees that CNH accounts for using the equity method is as follows:

	For the Years Ended December 31,
	2011	2010	2009
	(in millions)
Net revenue	$5,697	$4,374	$3,379
Finance and interest income	67	62	49

Total revenue	$5,764	$4,436	$3,428

Gross profit	$1,312	$1,022	$659

Operating income	$663	$577	$137

Net income (loss)	$320	$301	$(114)

	As of December 31,
	2011	2010
	(in millions)
Current assets	$5,658	$5,046
Noncurrent assets	1,311	1,355

Total assets	$6,969	$6,401

Current liabilities	$4,733	$4,300
Noncurrent liabilities	749	689

Total liabilities	$5,482	$4,989

Total equity	$1,487	$1,412

The investees included in these tables are Al Ghazi Tractors Ltd. (43% ownership), Turk Traktor re Ziraat Makineteri A.S. (37% ownership), New Holland HFT Japan Inc. (50% ownership), Kobelco Construction Machinery Co. Ltd. (20% ownership), CNH de Mexico S.A. de C.V. (50% ownership), Case Special Excavators N.V. (50% ownership), CNH Capital Europe S.A.S. (50% ownership), and CNH Servicios Comerciales, S.A. de C.V., SOFOM, E.N.R. (49% ownership).

In March 2011, CNH acquired full ownership of L&T Case Equipment Private Limited, an unconsolidated joint venture established in 1999 with Larsen & Toubro Limited to manufacture and sell construction and building equipment in India. The new wholly owned company took the name Case New Holland Construction Equipment India Private Limited. The purchase price was $50 million. The acquisition resulted in an allocation of $35 million to goodwill, $32 million to net tangible assets, $30 million to intangible assets such as dealer network and acquired technology. A gain of $34 million related to this transaction as a result of revaluing CNH's previously held 50% ownership interest is included in "Other, net" in the accompanying consolidated statement of operations. The process of valuing the assets and the intangibles acquired in connection with this acquisition was completed during the fourth quarter of 2011.

In May 2010, CNH sold its 50% interest in LBX Company LLC for $29 million. A gain of $6 million related to this transaction is included in "Other, net" in the accompanying consolidated statement of operations.

Equipment On Operating Leases	12 Months Ended
Dec. 31, 2011
Equipment On Operating Leases [Abstract]
Equipment On Operating Leases

Note 7: Equipment on Operating Leases

A summary of equipment on operating leases as of December 31, 2011, and 2010 is as follows:

	2011	2010
	(in millions)
Equipment on operating leases	$854	$819
Accumulated depreciation	(188)	(197)

Net equipment on operating leases	$666	$622

Depreciation expense totaled $114 million, $120 million, and $122 million for the years ended December 31, 2011, 2010, and 2009, respectively, and is included in "Other, net" in the accompanying consolidated statements of operations.

Lease payments owed to CNH for equipment under non-cancelable operating leases as of December 31, 2011, are as follows:

Amount
(in millions)
2012	$96
2013	60
2014	26
2015	10
2016	4

Total	$196

Goodwill And Other Intangibles	12 Months Ended
Dec. 31, 2011
Goodwill And Other Intangibles [Abstract]
Goodwill And Other Intangibles

Note 8: Goodwill and Other Intangibles

Changes in the carrying amount of goodwill, for the years ended December 31, 2011, and 2010 are as follows:

	Agricultural Equipment Segment	Construction Equipment Segment	Financial Services Segment	Total
	(in millions)
Balance at January 1, 2010	$1,660	$565	$149	$2,374
Impact of foreign exchange	6	2	3	11

Balance at December 31, 2010	1,666	567	152	2,385
Acquisition	—	35	—	35
Impact of foreign exchange	(2)	(5)	—	(7)

Balance at December 31, 2011	$1,664	$597	$152	$2,413

The increase of $35 million to Construction Equipment goodwill is due to the acquisition of L&T Case Equipment Private Limited. Refer to "Note 6: Investments in Unconsolidated Subsidiaries and Affiliates" for additional information.

Goodwill and other indefinite-lived intangible assets are tested for impairment annually or more frequently if a triggering event occurs. In 2011 and 2010, CNH performed its annual impairment review as of December 31 and concluded that there were no impairments in either year.

CNH has identified three reporting units for the purpose of goodwill impairment testing: Agricultural Equipment, Construction Equipment, and Financial Services.

Impairment testing for goodwill is done at a reporting unit level using a two-step test. Under the first step of the goodwill impairment test, CNH's estimate of the fair value of the reporting unit is compared with its carrying value (including goodwill). If the fair value of the reporting unit is less than its carrying value, an indication of goodwill impairment exists for the reporting unit and CNH must perform step two of the impairment test (measurement). Step two of the impairment test, when necessary, requires the identification and estimation of the fair value of the reporting unit's individual assets, including intangible assets with definite and indefinite lives regardless of whether such intangible assets are currently recorded as an asset of the reporting unit, and liabilities in order to calculate the implied fair value of the reporting unit's goodwill. Under step two, an impairment loss is recognized to the extent the carrying amount of the reporting unit's goodwill exceeds the implied fair value of goodwill.

The carrying values for each reporting unit include material allocations of the Company's assets and liabilities and costs and expenses that are common to all of the reporting units. CNH believes that the basis for such allocations has been consistently applied and is reasonable.

To determine fair value, CNH utilizes two valuation techniques: the income approach and the market approach.

The income approach is a valuation technique used to convert future expected cash flows to a present value. CNH uses the income approach to measure the fair value of the Equipment Operations reporting units. CNH believes the income approach provides the best measure of fair value for its Equipment Operations reporting units as this approach considers factors unique to each of the reporting units and related long range plans that may not be comparable to other companies and that are not yet publicly available. The income approach is dependent on several critical management assumptions, including estimates of future sales, gross margins, operating costs, income tax rates, terminal value growth rates, capital expenditures, changes in working capital requirements and the weighted average cost of capital (discount rate). Discount rate assumptions are based on an assessment of the risk inherent in the future cash flows of the respective reporting units. CNH uses eight years of expected cash flows as management believes that this period generally reflects the underlying market cycles for its businesses.

The market approach measures fair value based on prices generated by market transactions involving identical or comparable assets or liabilities. CNH uses the market approach to measure the fair value of the Financial Services reporting unit as it derives value based primarily on the assets under management. Under the market approach, CNH applies the guideline company method in estimating fair value. The guideline company method makes use of market price data of corporations whose stock is actively traded in a public, free and open market, either on an exchange or over-the counter basis. Although it is clear no two companies are entirely alike, the corporations selected as guideline companies must be engaged in the same, or a similar, line of business or be subject to similar financial and business risks, including the opportunity for growth. The guideline company method of the market approach provides an indication of value by relating the equity or invested capital (debt plus equity) of guideline companies to various measures of their earnings and cash flow, then applying such multiples to the business being valued.

As of December 31, 2011, the estimated fair value of each of CNH's reporting units and indefinite-lived intangible assets substantially exceeded the respective carrying values.

The sum of the fair values of CNH's reporting units was in excess of CNH's market capitalization. CNH believes that the difference between the fair value and market capitalization is reasonable (in the context of assessing whether any asset impairment exists) when market-based control premiums are taken in consideration.

As of December 31, 2011, and 2010, the Company's other intangible assets and related accumulated amortization consisted of the following:

		2011			2010
	Weighted Avg. Life	Gross	Accumulated Amortization	Net	Gross	Accumulated Amortization	Net
	(in millions)
Other intangible assets subject to amortization:
Engineering Drawings	20	$376	$245	$131	$377	$229	$148
Dealer Networks	25	230	104	126	216	95	121
Software	5	436	333	103	408	299	109
Other	10 – 30	78	39	39	66	37	29

		1,120	721	399	1,067	660	407

Other intangible assets not subject to amortization:
Trademarks		272	—	272	272	—	272

Total other intangible assets		$1,392	$721	$671	$1,339	$660	$679

CNH recorded amortization expense of $66 million, $65 million, and $63 million during 2011, 2010, and 2009, respectively.

Based on the current amount of other intangible assets subject to amortization, the estimated annual amortization expense for each of the succeeding 5 years is expected to be as follows: $62 million in 2012; $53 million in 2013; $45 million in 2014, $36 million in 2015; and $30 million in 2016.

Credit Facilities And Debt	12 Months Ended
Dec. 31, 2011
Credit Facilities And Debt [Abstract]
Credit Facilities And Debt

Note 9: Credit Facilities and Debt

Credit Facilities

Lenders of committed credit facilities have the obligation to make advances up to the facility amount. These facilities generally provide for facility fees on the total commitment, whether used or unused. Lenders of uncommitted facilities have the right to terminate the agreement with prior notice to CNH.

As a consequence of the Fiat demerger, the credit facilities provided by Fiat treasury subsidiaries which were outstanding as of December 31, 2010 were assigned to Fiat Industrial treasury subsidiaries on January 1, 2011. As a result of this assignment, CNH entities had no residual borrowing outstanding with Fiat treasury subsidiaries as of the close of business on January 1, 2011.

The following table summarizes CNH's credit facilities, borrowings thereunder and availability at December 31, 2011:

	Currency	Maturity*	Committed (C)/ Uncommitted (U)	Total Facility	Equipment Operations			Financial Services			Consolidated			Total Available	Guarantor
					Short- term	Current Maturities	Long- term	Short- term	Current Maturities	Long- term	Short- term	Current Maturities	Long- term
BNDES Financing
BNDES Subsidized Financing	BRL	Various from Jan-12 to Nov-19	C	$987	$—	$—	$—	$—	$275	$621	$—	$275	$621	$91	Fiat Ind.	(A)

Subtotal				987	—	—	—	—	275	621	—	275	621	91
Committed Asset-Backed Facilities
Retail Securitization(B)	USD	Sep-13	C	1,200	—	—	—		92	278		92	278	830
Retail Securitization	CAD	Dec-12	C	294	—	—	—		153	—		153	—	141
Retail Securitization	AUD	Dec-12	C	651	—	—	—	237	—	—	237	—		414
Credit Cards	USD	Oct-12	C	200				167			167			33
Wholesale VFN	USD	Nov-12	C	1,150	—	—	—	1,150	—	—	1,150	—	—	—
Wholesale VFN	CAD	Dec-11	C	574	—	—	—	488	—	—	488	—	—	86
Wholesale VFN	AUD	Dec-12	C	203	—	—	—	98	—	—	98	—	—	105

Subtotal				4,272	—	—	—	2,140	245	278	2,140	245	278	1,609
Other Third Party Facilities
Revolving Credit Facilities	USD	Dec-11 ($300 ml); Jul-16 ($100 ml)	C	400	—	300	—	—	—	—	—	300	—	100
Various Credit Lines—Latin America	Multiple	Various from Jan-2012 to Dec-2017	C	475	—	317	158	—	—	—	—	317	158	—
Factoring Lines	Multiple	Various from Jan-2012 through Jan-2017	U	1,715	14	—	—	1,191	47	35	1,205	47	35	428
Credit Lines—Australia	AUD	Dec-12	C	122	—	—	—	122	—	—	122	—	—	—
Other Credit Lines	Multiple	Various from Jan-12 to Dec-12	U	93	44	—	—	—	—	—	44	—	—	49

Subtotal				2,805	58	617	158	1,313	47	35	1,371	664	193	577
Fiat Industrial Facilities
Credit Lines with Fiat Industrial	Multiple	Various from Jan-12 to Jun-14	U	2,564	7	—	—	159	17	9	166	17	9	2,372
Subtotal				2,564	7	—	—	159	17	9	166	17	9	2,372

Total Credit Facilities				$10,628	$65	$617	$158	$3,612	$584	$943	$3,677	$1,201	$1,101	$4,649

Amount above with or guaranteed by Fiat Industrial Subsidiaries				$3,474	$7	$—	$—	$159	$292	$630	$166	$292	$630	$2,386

*	Maturity Dates reflect maturities of the credit facility which may be different than the maturities of the advances under the facility.
(A)

$910 million (1.7 billion Brazilian Reals) of total facility of $987 million is guaranteed by Fiat Industrial. Therefore, Fiat Industrial guarantees up to $14 million of the remaining availability at December 31, 2011.

(B)	U.S. Retail financing are paid only as the underlying receivables are collected unless the receivables sold are not repurchased by CNH.

BNDES Financing

Financial Services participates in the FINAME (Agência Especial de Financiamento Industrial) program sponsored by BNDES, a development agency of the government of Brazil. Under the original provisions of the program, BNDES provided credit facilities to Financial Services in the aggregate amount of 1.7 billion Brazilian reals ($910 million). At December 31, 2011, the outstanding balance under the program was $896 million. The facility is guaranteed by Fiat Industrial. Fiat Industrial replaced Fiat as guarantor during 2011. A guarantee fee of 0.0625% p.a. on the average outstanding amount of such guaranteed facility is charged to Financial Services. During 2005 through 2008, BNDES instituted mass debt relief plans providing a moratorium on payments due, an extension of the loan term, and additional advances under the program. For the 2005 through 2008 extensions, Financial Services received an equivalent extension of principal amounts due to BNDES. Repayment to BNDES under the credit facilities is proportionate to amounts due to Financial Services under the program loans. Additional advances are at the discretion of BNDES.

Committed Asset-backed Facilities

CNH has access to asset-backed facilities through which it may sell retail receivables generated by Financial Services in the United States, Australia, and Canada. As these transactions do not meet the criteria for sale, the related debt is included in the accompanying consolidated balance sheets. CNH utilizes these facilities to fund the origination of receivables and, per the terms of these facilities, have later repurchased the receivables and either resold the receivables in the term ABS markets or found alternative financing for the receivables. Under these facilities, the maximum amount of proceeds that can be accessed at one time is $2.1 billion. Under the U.S. facility, if the receivables sold are not repurchased by CNH, the related debt is paid only as the underlying receivables are collected. Such receivables have maturities not exceeding 6 years. CNH believes that it is probable that these receivables will be repurchased and resold in the public ABS markets. Accordingly, the related debt is classified as short-term debt in the accompanying consolidated balance sheets. Borrowings against these facilities accrue interest at prevailing asset-backed commercial paper rates. Borrowings are obtained in U.S. dollars and certain other foreign currencies.

CNH finances its wholesale receivables portfolios in the U.S., Canada and Australia with the issue of Variable Funding Notes ("VFN") privately subscribed by certain bank conduits. These notes accrue interest at prevailing asset-backed commercial paper rates.

Other Third Party Facilities

Borrowings under third-party credit facilities bear interest at the relevant domestic benchmark rates (such as LIBOR or EURIBOR) plus an applicable margin.

The applicable margin on third party debt depends upon:

•	the maturity of the facility/credit line;

•	the rating of short-term or long-term unsecured debt at the time the facility/credit line was negotiated;

•	the level of availability of credit lines for CNH in different jurisdictions; and

•	market conditions.

Various Fiat subsidiaries, including CNH, were parties to a €1 billion ($1.3 billion) syndicated credit facility with a group of banks. As of December 31, 2010, this facility was fully drawn, €300 million ($401 million) by CNH and €700 million ($935 million) by other Fiat subsidiaries. The amounts were repaid in whole and the syndicated credit facility was cancelled in January 2011.

Fiat Industrial Facilities

At December 31, 2011, CNH had uncommitted credit facilities with various Fiat Industrial treasury subsidiaries with an outstanding amount of $192 million, with $2.4 billion of remaining availability. As a consequence of the demerger, all the financing arrangements provided by Fiat treasury subsidiaries outstanding as of December 31, 2010 were assigned to Fiat Industrial treasury subsidiaries on January 1, 2011. The credit facilities provided by Fiat Industrial treasury subsidiaries are on the same terms and conditions applicable to the credit facilities provided by Fiat until December 31, 2010. As a result of this assignment, CNH entities had no borrowings outstanding with Fiat treasury subsidiaries as of the close of business on January 1, 2011.

The applicable margin for intersegment debt and debt with Fiat Industrial treasury subsidiaries is based on Fiat Industrial intercompany borrowing and lending rates applied to all of its affiliates. These rates are determined by Fiat Industrial based on its cost of funding for debt of different maturities. CNH believes that rates applied by Fiat Industrial to CNH's related party debt were at least as favorable as alternative sources of funds CNH might have obtained from third parties. The weighted average interest rate of Fiat Industrial financing as of December 31, 2011 was 4.07%.

Short-Term Debt

A summary of short-term debt, as of December 31, 2011, and 2010 is as follows:

	2011			2010
	Equipment Operations	Financial Services	Consolidated	Equipment Operations	Financial Services	Consolidated
	(in millions)
Drawn under credit facilities	$65	$3,612	$3,677	$79	$3,619	$3,698
Short-term debt—Fiat Industrial subsidiaries	73	86	159	—	—	—
Short-term debt—Fiat subsidiaries	—	—	—	39	3	42
Short-term debt—other	6	230	236	7	116	123
Intersegment short-term debt	95	1,394	—	52	1,730	—

Total short-term debt	$239	$5,322	$4,072	$177	$5,468	$3,863

The weighted-average interest rate on consolidated short-term debt at December 31, 2011, and 2010 was 3.32% and 3.19%, respectively.

Long-Term Debt

A summary of long-term debt as of December 31, 2011 and 2010, including long-term drawings under credit lines, is as follows:

	2011			2010
	Equipment Operations	Financial Services	Consolidated	Equipment Operations	Financial Services	Consolidated
	(in millions)
Notes:
Payable in 2013, interest rate of 7.75% (*)	$997	$—	$997	$991	$—	$991
Payable in 2016, interest rate of 7.25% (*)	259	—	259	261	—	261
Payable in 2017, interest rate of 7.875% (*)	1,552	—	1,552	1,475	—	1,475
Payable in 2016, interest rate of 6.25%	—	500	500	—	—	—
Notes with Fiat Industrial / Fiat subsidiaries:
Other notes, weighted-average interest rate of 5.71% in 2011 and 5.63% in 2010 of which $204 million is due in 2012	65	223	288	68	463	531
Credit Facilities:
Drawn amounts under credit facilities (excluding asset-backed facilities)	775	922	1,697	1,171	1,009	2,180
Asset-backed facilities, of which $293 million is due in 2012	—	606	606	—	1,185	1,185
Other Debt:
Asset-backed debt, of which $2,961 million is due in 2012	—	6,919	6,919	—	5,236	5,236
Other debt	8	212	220	2	573	575
Intersegment debt	598	599	—	510	543	—

Total long-term debt	4,254	9,981	13,038	4,478	9,009	12,434
Less-current maturities	(682)	(3,730)	(4,412)	(818)	(3,076)	(3,894)

Total long-term debt excluding current maturities	$3,572	$6,251	$8,626	$3,660	$5,933	$8,540

(*)	Includes unamortized discount and swap adjustments

In January 1996, Case Corp. (now CNH America LLC) issued $254 million 7.25% Senior Notes (the "7.25% Senior Notes"), due 2016.

In August 2009, Case New Holland Inc. issued $1.0 billion of debt securities at an annual fixed rate of 7.75% (the "7.75% Senior Notes") due 2013.

In June 2010, Case New Holland Inc. issued $1.5 billion of debt securities at an annual fixed rate of 7.875% (the "7.875% Senior Notes") due 2017.

Both the 7.75% Senior Notes and the 7.875% Senior Notes are fully and unconditionally guaranteed by CNH and certain of its direct and indirect subsidiaries.

The 7.75% Senior Notes and the 7.875% Senior Notes contain certain covenants that limit the ability of CNH and its restricted subsidiaries to, among other things, incur secured funded debt or enter into certain leaseback transactions; the ability of CNH non-guarantor restricted subsidiaries other than Case New Holland Inc. or any credit subsidiaries to incur additional funded debt and the ability of CNH, Case New Holland and CNH guarantor subsidiaries to consolidate, merge, convey, transfer or lease out properties and assets.

The 7.75% Senior Notes and the 7.875% Senior Notes are redeemable at Case New Holland Inc.'s option at any time at a price equal to 100% of the principal amount of the notes plus a make-whole premium defined in the respective indentures. The 7.25% Senior Notes are redeemable in whole or in part at any time at the option of CNH America LLC at a price equal to the greater of (i) 100% of the principal amount of the notes being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the date of redemption on a semi-annual basis at the Treasury Rate (as defined in the notes) plus 20 basis points. Since 1999, the 7.25% Senior Notes have been fully guaranteed by CNH Global N.V.

In December 2010, CNH Global entered into a $300 million one-year revolving committed credit facility with a syndicated group of banks, 90% insured by the Export-Import Bank of the United States. The facility was available to support U.S. export sales and provided advances with repayment terms of up to 360 days. It was fully utilized as of the end of 2011.

In July 2011, CNH Capital LLC closed a $250 million, 5-year, unsecured committed credit facility. The facility includes a $150 million term loan which thereafter was fully drawn with a 5-year tenor, and a $100 million revolving credit facility that has remained fully available.

In November 2011, CNH Capital LLC issued $500 million of debt securities at an annual fixed rate of 6.25% (the "6.25% Notes") due 2016. The 6.25% Notes are fully and unconditionally guaranteed by certain wholly owned subsidiaries of the issuer.

A summary of the minimum annual repayments of long-term debt as of December 31, 2011, for 2013 and thereafter is as follows:

	Equipment Operations	Financial Services	Consolidated
	(in millions)
2013	$1,117	$1,949	$3,066
2014	29	1,589	1,618
2015	8	1,074	1,082
2016	267	949	1,216
2017 and thereafter	1,553	91	1,644
Long-Term Intersegment	598	599	—

Total	$3,572	$6,251	$8,626

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

Note 10: Income Taxes

The sources of income (loss) before taxes and equity in income (loss) of unconsolidated subsidiaries and affiliates for the years ended December 31, 2011, 2010, and 2009 are as follows:

	2011	2010	2009
	(in millions)
The Netherlands source	$32	$17	$(13)
Foreign sources	1,119	399	(80)

Income (loss) before taxes and equity in income (loss) of unconsolidated subsidiaries and affiliates	$1,151	$416	$(93)

The provision for income taxes for the years ended December 31, 2011, 2010, and 2009 consisted of the following:

	2011	2010	2009
	(in millions)
Current income taxes	$217	$105	$159
Deferred income taxes	126	(28)	(67)

Total income tax provision	$343	$77	$92

A reconciliation of CNH's statutory and effective income tax rate for the years ended December 31, 2011, 2010, and 2009 is as follows:

	2011	2010	2009
Tax provision at the Netherlands statutory rate	25%	26%	26%
Foreign income taxed at different rates	9	15	(2)
Change in valuation allowance	(3)	(9)	(147)
Withholding taxes and credits	3	6	(5)
Tax contingencies	(1)	(16)	(2)
Tax credits and incentives	(4)	(10)	38
Tax rate and legislative changes	1	6	(4)
Other	—	1	(3)

Total income tax provision	30%	19%	(99)%

During 2011, CNH reduced net tax contingencies by approximately $10 million as a result of the settlement of certain tax examinations. In addition, CNH released $49 million of allowances on deferred tax assets in certain jurisdictions, where it was deemed more likely than not that the assets will be realized based on available evidence.

The components of net deferred tax assets as of December 31, 2011 and 2010 are as follows:

	2011	2010
	(in millions)
Deferred tax assets:
Pension, postretirement and post employment benefits	$535	$563
Marketing and sales incentive programs	317	213
Allowance for credit losses	128	186
Inventories	86	110
Warranty and campaigns	79	74
Restructuring	11	14
Accrued liabilities	307	379
Tax loss carry forwards	542	859
Less: Valuation allowances	(443)	(757)

Total deferred tax assets	$1,562	$1,641

Deferred tax liabilities:
Other intangible assets	197	196
Property, plant and equipment	340	292
Inventories	99	95
Other	54	52

Total deferred tax liabilities	690	635

Net deferred tax assets	$872	$1,006

Net deferred tax assets are reflected in the accompanying consolidated balance sheets as of December 31, 2011 and 2010 as follows:

	2011	2010
	(in millions)
Current deferred tax asset	$645	$633
Other assets	542	536
Other accrued liabilities	(129)	(56)
Other liabilities	(186)	(107)

Net deferred tax asset	$872	$1,006

CNH has tax loss carry forwards in a number of tax jurisdictions. The years in which these tax losses expire are as follows: $3 million in 2012; $3 million in 2013; $15 million in 2014; $22 million in 2015; $30 million in 2016; $17 million in 2017; $6 million in 2018 and $79 million with expiration dates from 2019 through 2031. CNH also has tax loss carry forwards of approximately $2 billion with indefinite lives. Certain countries have a "change in ownership" rule that results in forfeiture of tax loss carry forwards. Due to the Fiat demerger, on January 1, 2011, CNH forfeited nearly $1 billion of tax loss carry forwards that were offset by full long-standing valuation allowances, principally relating to Germany.

CNH formerly participated in tax sharing agreements with other Fiat Group companies in the U.K. and Italy. These agreements allow tax losses generated in one company to offset the income of the other companies within the Fiat Group. Due to the Fiat demerger, CNH now participates in tax sharing agreements in the U.K. and Italy with companies in the Fiat Industrial Group. CNH derived $61 million, $66 million and $28 million for the years ended December 31, 2011, 2010 and 2009 of tax benefit from the tax sharing agreements.

A reconciliation of the gross amounts of tax contingencies at the beginning and end of the year is as follows:

	2011	2010
	(in millions)
Balance, beginning of year	$312	$423
Additions based on tax positions related to the current year	36	18
Additions for tax positions of prior years	36	66
Reductions for tax positions of prior years	(53)	(134)
Reductions for tax positions as a result of lapse of statute	(25)	(26)
Settlements	(1)	(35)

Balance, end of year	$305	$312

The total amount of tax contingencies, if recognized, would affect the total income tax provision by $117 million.

The remaining tax contingencies included in the balance sheet at December 31, 2011 are principally related to tax positions for which there are offsetting tax receivables or tax contingencies related to timing items. Based on worldwide tax audits which are scheduled to close over the next twelve months, the Company expects to have decreases of approximately $144 million and increases of approximately $57 million to tax contingencies primarily related to transfer pricing. These changes in tax contingencies are not expected to have a material impact on the effective tax rate due to compensating adjustments to related tax receivables.

Included in the balance at December 31, 2011, are $5 million of tax positions for which the ultimate deductibility is highly certain, but for which there is uncertainty about the timing of such deductibility. The disallowance of a shorter deductibility period would accelerate the payment of cash to the taxing authority to an earlier period.

The Company recognizes interest and penalties accrued related to tax contingencies as part of the income tax provision. During the years ended December 31, 2011, 2010 and 2009, the Company recognized approximately $(5) million, $(18) million and $9 million in interest and penalties, respectively. The Company had approximately $48 million, $55 million and $70 million for the payment of interest and penalties accrued at December 31, 2011, 2010 and 2009, respectively.

In the first quarter of 2010, the U.S. Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 (collectively the "Health Care Acts") were signed into law. The Health Care Acts contain a provision eliminating tax deductibility of retiree health care costs to the extent of federal subsidies received by plan sponsors that provide retiree prescription drug benefits equivalent to Medicare Part D coverage. However, the tax benefit related to the Medicare Part D subsidies would be extended until December 31, 2012. For all tax years ending after December 31, 2012 there would no longer be a tax benefit for the Medicare Part D subsidies. Therefore, the impact to the Company for the loss of this future tax benefit (after December 31, 2012) was an additional tax expense of $22 million recorded in 2010.

During 2011, certain countries enacted changes to their respective statutory income tax rate which are effective starting in 2011. Effective on January 1, 2011, the Netherlands reduced its corporate income tax rate from 25.5% to 25%. In addition to changes in statutory tax rates, certain countries enacted legislation limiting the amount of loss carryforwards that can offset taxable income. In September 2011, France announced the Amended Finance Act of 2011. Under the new provisions, the amount of losses that can be utilized in the current year would be limited to 60% of the current year taxable profits that exceed €1 million euro. On July 17, 2011, Law Decree n. 98/2011 which repealed the five-year carryforward rules and allows only 80% of the fiscal year's taxable income to be offset by ordinary losses, was enacted by the Italian parliament. Therefore, an Italian company must pay IRES federal tax on at least 20% of its taxable income starting in 2011.

The Company files income tax returns in various foreign jurisdictions, of which the U.S., Brazil, Australia, Canada, and certain countries in the European Union represent the major tax jurisdictions. The Company is currently under tax examinations by various taxing authorities for years 1997 through 2011 that are anticipated to be completed by the end of 2014. During 2011, the Company settled various tax examinations and has made cash payments of approximately $1 million. Certain taxing authorities have proposed adjustments to the Company for certain tax positions and the Company is currently engaged in competent authority proceedings. The Company anticipates that it is reasonably possible to reach a settlement by the end of 2012. The potential tax deficiency assessment could result in cash payments in the range of $50 to $55 million. The Company has provided for tax contingencies and related competent authority recovery. The Company does not believe that the resolution of the competent authority proceedings will have a material adverse effect on the Company's financial position or its results of operations.

The Company has not provided deferred taxes on $3.2 billion undistributed earnings of non-Netherlands' subsidiaries at December 31, 2011, as the Company's intention continues to be to indefinitely reinvest these earnings in non-Netherlands operations. In order to better align the Company's global equity structure, Case New Holland Inc. distributed $2 billion to CNH Global N.V. in a non-recurring distribution on December 22, 2011. This distribution is subject to a 5% U.S. withholding tax, which resulted in a $32 million tax expense for 2011.

Restructuring	12 Months Ended
Dec. 31, 2011
Restructuring [Abstract]
Restructuring

Note 11: Restructuring

No significant restructuring actions were taken in 2011.

In 2010, the Company incurred restructuring expenses of $16 million primarily related to severance and other employee-related costs incurred due to personnel reduction actions being implemented under the 2009 plan.

In 2009, the Company incurred restructuring expenses of $102 million primarily related to severance and other employee-related costs incurred due to personnel reduction actions being implemented under the 2009 plan. The Company recognized $87 million relating to salaried personnel reductions, $10 million related to industrial workforce reductions and $5 million related to closing, selling, and downsizing existing facilities.

In April 2009, CNH announced a global consolidation and reorganization plan to further adjust cost and operating levels in light of the economic downturn. These actions include optimizing CNH's manufacturing footprint and reducing salaried personnel. In 2009, CNH reorganized its Construction Equipment business's management structure and started the process to move all production activities from its construction equipment plant located in Imola, Italy to other CNH facilities.

Costs related to closing, selling, and downsizing existing facilities due to excess capacity and duplicate facilities, primarily relate to the following actions:

•	rationalization of the agricultural equipment manufacturing facility in Belleville, Pennsylvania;

•	rationalization of parts depots in Kansas City, Kansas, St. Paul, Minnesota, and Omaha, Nebraska:

•	rationalization of the construction equipment manufacturing facility in Berlin, Germany;

•	rationalization of the combine manufacturing plant in East Moline, Illinois; and

•

other actions which take into consideration duplicate capacity and other synergies including purchasing and supply chain management, research and development and selling, general and administrative functions related to CNH's operations.

The following table sets forth restructuring activity for the years ended December 31, 2011, 2010, and 2009:

	Severance and Other Employee Costs	Facility Related Costs	Total
	(in millions)
Balance at January 1, 2009	11	3	14
Restructuring charges	97	5	102
Payments	(54)	(7)	(61)
Non-cash utilization	(12)	—	(12)
Currency translation adjustments	2	—	2

Balance at December 31, 2009	44	1	45
Restructuring charges	15	1	16
Payments	(41)	(2)	(43)
Currency translation adjustments	(3)	—	(3)

Balance at December 31, 2010	15	—	15
Restructuring charges	(2)	2	—
Payments	(8)	(1)	(9)

Balance at December 31, 2011	$5	$1	$6

Remaining costs expected to be incurred	$12	$2	$14

Non-cash utilization in 2009 of $12 million relates to the recognition of a curtailment loss on CNH's pension and postretirement benefit plans due to a permanent reduction in personnel in the United States. See "Note 12: Employee Benefit Plans and Postretirement Benefits" for additional information.

The specific restructuring measures and associated estimated costs were based on management's best business judgment under prevailing circumstances. If future events warrant changes to these estimates, such adjustments will be reflected in the applicable consolidated statements of operations as "Restructuring."

Employee Benefit Plans And Postretirement Benefits	12 Months Ended
Dec. 31, 2011
Employee Benefit Plans And Postretirement Benefits [Abstract]
Employee Benefit Plans And Postretirement Benefits

Note 12: Employee Benefit Plans and Postretirement Benefits

CNH has defined benefit plans that cover certain employees in various jurisdictions. Benefits are generally based on years of service and, for most salaried employees, on final average compensation. CNH's defined benefit pension plans in the U.S., U.K. and Canada are all closed to new entrants.

CNH has postretirement health and life insurance plans that cover certain U.S. and Canadian employees. CNH's U.S. salaried and non-represented hourly employees and Canadian employees hired after January 1, 2001 and January 1, 2002, respectively, are not eligible for postretirement health and life insurance benefits under the CNH plans. These benefits may be subject to deductibles, co-payment provisions and other limitations, and CNH has reserved the right to change or terminate these benefits, subject to the provisions of any collective bargaining agreement.

Former parent companies of New Holland and Case retained certain accumulated pension benefit obligations and related assets and certain accumulated postretirement health and life insurance benefit obligations. Accordingly, as these remain the obligations of the former parent companies, the financial statements of CNH do not reflect any of these assets or liabilities. See "Note 14: Commitments and Contingencies" for a discussion of litigation related to certain obligations retained by former parent companies.

Obligations and Funded Status

The following summarizes data from CNH's defined benefit pension plans and postretirement health and life insurance plans for the years ended December 31, 2011 and 2010:

	Pension Benefits		Other Postretirement Benefits
	2011	2010	2011	2010
	(in millions)
Change in benefit obligations:
Actuarial present value of benefit obligation at beginning of year	$2,807	$2,799	$1,156	$1,152
Service cost	25	24	9	9
Interest cost	142	144	58	60
Plan participants' contributions	2	2	6	5
Actuarial loss	90	90	23	57
Gross benefits paid	(190)	(192)	(79)	(80)
Plan amendments	—	6	—	(50)
Currency translation adjustments and other	(10)	(66)	—	3

Actuarial present value of benefit obligation at end of year	2,866	2,807	1,173	1,156

Change in plan assets:
Plan assets at fair value at beginning of year	2,071	1,951	74	66
Actual return on plan assets	124	212	16	8
Employer contributions	126	130	63	74
Plan participants' contributions	2	2	6	5
Gross benefits paid	(190)	(192)	(79)	(80)
Currency translation adjustments and other	2	(32)	1	1

Plan assets at fair value at end of year	2,135	2,071	81	74

Funded status:	$(731)	$(736)	$(1,092)	$(1,082)

In 2010, CNH amended the postretirement health benefit plan that covers certain salaried and non-union hourly participants in the U.S. CNH changed the coverage for participants eligible for Medicare from a Medicare Advantage Plan to a Customized Supplement Plan, resulting in a reduction in CNH's other postretirement benefit liability of $49 million. This actuarial gain will be amortized into earnings over the average remaining working lives of active participants and for participants that are inactive, the prior service costs will be amortized into profit or loss over the remaining life expectancy of participants.

The Health Care Acts signed into law in 2010 impose an excise tax on U.S. health benefit plans when the aggregate value of employer-sponsored health insurance coverage for a plan participant exceeds a threshold amount beginning in 2018 (so-called "Cadillac Plans"). The tax is equal to 40 percent of the excess over the threshold. CNH expects to incur additional costs of $20 million, calculated on a present value basis, on its U.S. postretirement health insurance plans as a result of the excise tax. These costs have been included in the measurement of the CNH's benefit obligations as of December 31, 2011 and 2010.

The net actuarial loss of $90 million on pension benefits and $23 million on other postretirement benefits in 2011 were primarily due to lower discount rates. In 2010, the net actuarial loss was $90 million on pension benefits and $57 million on other postretirement benefits primarily due to lower discount rates.

Net amounts recognized in the consolidated balance sheets as of December 31, 2011 and 2010 consist of:

	Pension Benefits		Other Postretirement Benefits
	2011	2010	2011	2010
	(in millions)
Non-current assets	$6	$5	$—	$—
Current liabilities	(36)	(40)	(80)	(13)
Non-current liabilities	(701)	(701)	(1,012)	(1,069)

Net liability recognized at end of year	$(731)	$(736)	$(1,092)	$(1,082)

Pre-tax amounts recognized in accumulated other comprehensive income (loss) as of December 31, 2011 consist of:

	Pension Benefits	Other Postretirement Benefits
	(in millions)
Unrecognized actuarial losses	$(861)	$(223)
Unrecognized prior service (cost) credit	(2)	48

Total	$(863)	$(175)

The following table summarizes CNH's pension plans with accumulated benefit obligations in excess of plan assets:

	December 31,
	2011	2010
	(in millions)
Accumulated benefit obligation	$2,720	$2,611

Fair value of plan assets	$2,021	$1,901

The following table summarizes CNH's pension plans with projected benefit obligations in excess of plan assets:

	December 31,
	2011	2010
	(in millions)
Projected benefit obligation	$2,759	$2,697

Fair value of plan assets	$2,021	$1,956

The total accumulated benefit obligation for all pension plans as of December 31, 2011 and 2010, was $2,828 million and $2,772 million, respectively. Total projected benefit obligations for unfunded pension plans were $418 million and $451 million as of December 31, 2011 and 2010, respectively.

Net Periodic Benefit Cost

The following summarizes the components of net periodic benefit cost of CNH's defined benefit pension plans and postretirement health and life insurance plans for the years ended December 31, 2011, 2010, and 2009:

	Pension Benefits			Other Postretirement Benefits
	2011	2010	2009	2011	2010	2009
	(in millions)
Service cost	$25	$24	$23	$9	$9	$8
Interest cost	143	144	152	58	60	73
Expected return on assets	(148)	(137)	(122)	(6)	(5)	(4)
Amortization of:
Prior service cost (credit)	2	2	1	(26)	(41)	(39)
Actuarial loss	62	66	71	21	15	21

Net periodic benefit cost	84	99	125	56	38	59
Curtailment and settlement loss (gain) and other	—	1	8	—	(1)	6

Net periodic benefit cost	$84	$100	$133	$56	$37	$65

Expense related to benefits for inactive employees totaled $87 million, $97 million, and $142 million for the years ended December 31, 2011, 2010, and 2009, respectively, and are included in "Other, net" in the accompanying consolidated statements of operations.

CNH recognized curtailment losses during 2009 primarily due to a permanent reduction in personnel in the United States. CNH recognized a curtailment loss of $7 million and $6 million relating to U.S. defined benefit pension and postretirement benefit plans, respectively. Of these charges, $12 million was reflected in the consolidated statement of operations as "Restructuring." See Note 11 for additional information regarding the headcount reduction actions taken in 2009.

Net periodic benefit cost recognized in net income and other changes in plan assets and benefit obligations recognized in other comprehensive income (loss) during 2011 consist of:

	Pension Benefits	Other Postretirement Benefits
	(in millions)
Net periodic benefit cost recognized in net income	$(84)	$(56)
Other changes in plan assets and benefit obligations:
Net actuarial loss	(114)	(13)
Amortization of actuarial loss	62	21
Amortization of prior service cost (credit)	2	(26)
Currency translation adjustments and other	(1)	—

Total recognized in other comprehensive loss	(51)	(18)

Total recognized	$(135)	$(74)

Pre-tax amounts expected to be amortized in 2012 from accumulated other comprehensive income (loss) consist of:

	Pension Benefits	Other Postretirement Benefits
	(in millions)
Actuarial losses	$68	$20
Prior service cost (credit)	2	(14)

Total	$70	$6

Assumptions

The following assumptions were utilized in determining the funded status as at December 31, 2011 and 2010, and the net periodic benefit cost of CNH's defined benefit pension plans and other postretirement benefit plans for the years ended December 31, 2011, 2010, and 2009:

	2011		2010		2009
	Pension Benefits	Other Postretirement Benefits	Pension Benefits	Other Postretirement Benefits	Pension Benefits	Other Postretirement Benefits
Assumptions used to determine funded status at December 31:
Weighted-average discount rates	4.64%	4.57%	5.17%	5.18%
Rate of increase in future compensation	3.32%	3.50%	3.39%	3.50%
Assumptions used to determine expense for the years ended December 31:
Weighted-average discount rates	5.17%	5.18%	5.51%	5.26%	6.25%	6.48%
Rate of increase in future compensation	3.39%	3.50%	3.42%	3.50%	3.25%	4.00%
Weighted-average, long-term rates of return on plan assets	7.13%	7.50%	7.34%	7.75%	7.34%	7.75%

Assumed discount rates are used in measurements of pension and postretirement benefit obligations and interest cost components of net periodic cost. CNH selects its assumed discount rates based on the consideration of equivalent yields on high-quality fixed income investments at the measurement date.

The assumed discount rate is used to discount future benefit obligations back to today's dollars. The discount rates for the U.S., European, U.K. and Canadian obligations are based on a benefit cash flow-matching approach and represent the rates at which the Company's benefit obligations could effectively be settled as of the Company's measurement date, December 31. The benefit cash flow-matching approach involves analyzing CNH's projected cash flows against a high quality bond yield curve, calculated using a wide population of AA-graded corporate bonds subject to minimum amounts outstanding and meeting other defined selection criteria. The discount rates for the Company's remaining obligations are based on benchmark yield data of high-quality fixed income investments for which the timing and amounts of payments approximate the timing and amounts of projected benefit payments.

The expected long-term rate of return on plan assets reflects management's expectations on long-term average rates of return on funds invested to provide for benefits included in the projected benefit obligations. The expected return is based on the outlook for inflation, fixed income returns and equity returns, while also considering asset allocation and investment strategy, premiums for active management to the extent asset classes are actively managed and plan expenses. Return patterns and correlations, consensus return forecasts and other relevant financial factors are analyzed to check for reasonability and appropriateness.

The assumed health care trend rate represents the rate at which health care costs are assumed to increase. Rates are determined based on Company-specific experience, consultation with actuaries and outside consultants, and various trend factors including for the Company's U.S. assumptions, general and health care sector-specific inflation projections from the United States Department of Health and Human Services Health Care Financing Administration. The initial trend is a short-term assumption based on recent experience and prevailing market conditions. The ultimate trend is a long-term assumption of health care cost inflation based on general inflation, incremental medical inflation, technology, new medicine, government cost shifting, utilization changes, an aging population and a changing mix of medical services.

As of December 31, 2011, the U.S. and Canada represented approximately 95% and 5%, respectively, of the total other postretirement benefit obligations. The following assumed health care trend rates were utilized in determining the funded status as of December 31, 2011 and 2010, and net periodic benefit cost of CNH's postretirement health and life insurance plans for the years ended December 31, 2011, 2010, and 2009:

	2011		2010		2009
	U.S. Plans	Canadian Plan	U.S. Plans	Canadian Plan	U.S. Plans	Canadian Plan
Assumptions used to determine funded status at December 31:
Weighted-average, assumed initial healthcare cost trend rate	7.51%	8.00%	8.00%	8.50%
Weighted-average, assumed ultimate healthcare cost trend rate	5.00%	5.00%	5.00%	5.00%
Year anticipated attaining ultimate healthcare cost trend rate	2017	2018	2017	2018
Assumptions used to determine expense for the years ended December 31:
Weighted-average, assumed initial healthcare cost trend rate	8.00%	8.50%	8.50%	9.00%	9.00%	8.00%
Weighted-average, assumed ultimate healthcare cost trend rate	5.00%	5.00%	5.00%	5.00%	5.00%	5.00%
Year anticipated attaining ultimate healthcare cost trend rate	2017	2018	2017	2018	2017	2015

A one percentage point change in the assumed healthcare cost trend rates would have the following effect:

	One Percentage- Point Increase	One Percentage- Point Decrease
	(in millions)
Total increase/(decrease) in service cost and interest cost components of 2011 net postretirement benefit expense	$8	$(6)
Total increase/(decrease) in accumulated postretirement benefit obligation as of December 31, 2011	$145	$(110)

Plan Assets

The investment strategy followed by CNH varies by country depending on the circumstances of the underlying plan. Typically, less mature plan benefit obligations are funded by using more equity securities as they are expected to achieve long-term growth while exceeding inflation. More mature plan benefit obligations are funded using more fixed income securities as they are expected to produce current income with limited volatility. Risk management practices include the use of multiple asset classes and investment managers within each asset class for diversification purposes. Specific guidelines for each asset class and investment manager are implemented and monitored.

Weighted average target asset allocation for all plans for 2011 are as follows:

All Plans
Asset category:
Equity securities	33%
Debt securities	54%
Cash/Other	13%

CNH determines the fair value of plan assets using observable market data obtained from independent sources when available. CNH classifies its plan assets according to the fair value hierarchy:

Level 1—Quoted prices for identical instruments in active markets.

Level 2—Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.

Level 3—Valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

The U.S. plan assets are held in a master trust. Participants in the master trust included other U.S. subsidiaries of Fiat until January 1, 2011. The plans of other subsidiaries of Fiat transferred their assets to another trust effective January 1, 2011. In 2011 CNH's plans are the only plans in the master trust.

The following summarizes the fair value of plan assets by asset category and level within the fair value hierarchy as of December 31, 2011:

	Total	Level 1	Level 2	Level 3
	(in millions)
Equity securities:
U.S. equities—Large cap	$119	$119	$—	$—
U.S. equities—Mid cap	45	45	—	—
U.S. equities—Small cap	58	58	—	—
Non-U.S. equities—Large cap	10	10	—	—

Total equity securities	232	232	—	—

Fixed income securities:
U.S. government bonds	246	229	17	—
U.S. corporate bonds	267	—	267	—
Non-U.S. government bonds	301	25	276	—
Non-U.S. corporate bonds	52	—	52	—
Mortgage backed securities	7	—	7	—
Other fixed income	2	—	2	—

Total fixed income securities	875	254	621	—

Other types of investments:
Mutual funds(A)	704	—	704	—
Investment funds(B)	336	—	336	—
Insurance contracts	27	—	—	27
Derivatives:
Credit default swaps—Assets	5	—	5	—
Credit default swaps—Liabilities	(6)	—	(6)	—

Credit default swaps—net value	(1)	—	(1)	—
Total other types of investments	1,066	—	1,039	27

Cash:	43	3	40	—

Total	$2,216	$489	$1,700	$27

(A)	This category includes mutual funds, which primarily invest in non-U.S. equities and non-U.S. corporate bonds.
(B)	This category includes primarily commingled funds, which invest in equities.

The following table presents the changes in the Level 3 plan assets for the year ended December 31, 2011:

Insurance Contracts
Balance at December 31, 2010	$16
Purchases, issuances and settlements	12
Transfers out of Level 3	(1)

Balance at December 31, 2011	$27

The following summarizes the fair value of plan assets by asset category and level within the fair value hierarchy as of December 31, 2010. For purpose of the 2010 disclosure, CNH's share of each of the U.S. master trust assets categories was included in the amounts presented below:

	Total	Level 1	Level 2	Level 3
	(in millions)
Equity securities:
U.S. equities—Large cap	$107	$107	$—	$—
U.S. equities—Mid cap	38	38	—	—
U.S. equities—Small cap	48	48	—	—
Non-U.S. equities—Large cap	7	7	—	—

Total equity securities	200	200	—	—

Fixed income securities:
U.S. government bonds	190	—	190	—
U.S. corporate bonds	207	—	207	—
Non-U.S. corporate bonds	50	—	50	—
Mortgage backed securities	21	—	21	—
Other fixed income	4	—	4	—

Total fixed income securities	472	—	472	—

Other types of investments:
Mutual funds(A)	1,005	—	1,005	—
Investment funds(B)	429	—	429	—
Insurance contracts	16	—	—	16
Derivatives:
Futures—Assets	2	—	2	—
Futures—Liabilities	(2)	—	(2)	—

Futures—net value	—	—	—	—
Credit default swaps—Assets	1	—	1	—
Credit default swaps—Liabilities	(1)	—	(1)	—

Credit default swaps—net value	—	—	—	—

Total other types of investments	1,450	—	1,434	16

Cash:	23	2	21	—

Total	$2,145	$202	$1,927	$16

(A)	This category includes mutual funds, which primarily invest in non-U.S. equities and non-U.S. corporate bonds.
(B)	This category includes primarily commingled funds, which invest in equities.

The following table presents the changes in the Level 3 plan assets for the year ended December 31, 2010:

	Non-US Government Bonds	Non-US Corporate Bonds	Other Fixed Income	Insurance Contracts
Balance at December 31, 2009	$10	$2	$2	$16
Purchases, issuances and settlements	(9)	(2)	—	—
Transfers in and/or out of Level 3	(1)	—	(2)	—

Balance at December 31, 2010	$—	$—	$—	$16

Contributions

CNH's funding policy is to contribute assets to the plans equal to the amounts necessary to, at a minimum, satisfy the funding requirements as prescribed by the laws and regulations of each country.

During 2011, CNH made a discretionary contribution to its U.S. defined benefit pension plan trust of $70 million. CNH currently estimates that discretionary contributions to its U.S. defined benefit pension plans will be up to $70 million in 2012. During 2011, CNH contributed $55 million to its non-U.S. defined benefit plans and expects to make contributions in 2012 of approximately $53 million to such plans.

During 2010, CNH made a discretionary contribution to its U.S. defined benefit pension plan trust of $70 million. During 2010, CNH contributed $59 million to its non-U.S. defined benefit plans.

During 2011 and 2010, CNH did not make any voluntary contributions to its postretirement benefit plans; however, CNH made benefit payments of $63 million and $74 million during 2011 and 2010, respectively. CNH expects that cash requirements for other postretirement employee benefit costs will be approximately $88 million in 2012.

The following summarizes cash flows related to total benefits expected to be paid from the plans or from Company assets, as well as expected Medicare Part D subsidy receipts:

	Pension Benefits	Other Postretirement Benefits	Medicare Part D Reimbursement
	(in millions)
Employer contributions:
2012 (expected)	$124	$88	N/A

Expected benefit payments/(reimbursements):
2012	$189	$94	$(2)
2013	189	94	(2)
2014	190	96	(3)
2015	190	97	(3)
2016	188	97	(3)
2017 – 2021	941	442	(20)

Total	$1,887	$920	$(33)

Defined Contribution Plans

CNH provides defined contribution plans for its U.S. salaried employees, its U.S. non-represented hourly employees and for its represented hourly employees covered by collective bargaining agreements. During the years ended December 31, 2011, 2010, and 2009, CNH recorded expense of $39 million, $33 million, and $34 million, respectively, for its defined contribution plans.

Accrued Liabilities	12 Months Ended
Dec. 31, 2011
Accrued Liabilities [Abstract]
Accrued Liabilities

Note 13: Accrued Liabilities

A summary of other accrued liabilities as of December 31, 2011 and 2010 is as follows:

	2011	2010
	(in millions)
Value-added taxes and other taxes payable	$974	$738
Marketing and sales incentive programs	1,028	774
Warranty and campaigns	404	350
Accrued payroll	311	275
Legal reserves	229	237
Accrued income tax liability	140	169
Deferred income	143	136
Accrued interest	77	91
Defined benefit and other retirement plan obligations	141	74
Current deferred tax liability	129	56
Customer advances	83	51
Restructuring	6	15
Other	258	379

Total accrued liabilities	$3,923	$3,345

Commitments And Contingencies	12 Months Ended
Dec. 31, 2011
Commitments And Contingencies [Abstract]
Commitments And Contingencies

Note 14: Commitments and Contingencies

CNH and its subsidiaries are party to various legal proceedings in the ordinary course of business, including product liability, product warranty, environmental, asbestos, dealer disputes, disputes with suppliers and service providers, workers compensation, patent infringement, and customer and employment matters. Although the ultimate outcome of legal matters pending against CNH and its subsidiaries cannot be predicted, the Company believes the reasonable possible range of losses for these unresolved legal actions in addition to the amounts accrued would not have a material effect on its financial statements.

Environmental

Pursuant to the U.S. Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), which imposes strict and, under certain circumstances, joint and several liability for remediation and liability for natural resource damages, and other federal and state laws that impose similar liabilities, CNH has received inquiries for information or notices of its potential liability regarding 52 non-owned sites at which regulated materials allegedly generated by us were released or disposed ("Waste Sites"). Of the Waste Sites, 18 are on the National Priority List ("NPL") promulgated pursuant to CERCLA. For 47 of the Waste Sites, the monetary amount or extent of the Company's liability has either been resolved; it has not been named as a potentially responsible party ("PRP"); or its liability is likely de minimis.

In September, 2004, the United States Environmental Protection Agency ( EPA") proposed listing the Parkview Well Site in Grand Island, Nebraska on the NPL. Within its proposal the EPA discussed two alleged alternatives, one of which identified historical on-site activities that occurred during prior ownership at CNH America's Grand Island manufacturing plant property as a possible contributing source of area groundwater contamination. CNH America filed comments on the proposed listing which reflected its opinion that the data does not support the EPA's reliance on the Grand Island facility as a potential basis for listing. In April, 2006, the EPA finalized the listing. After subsequent remedial investigations were completed by the EPA and the Company in 2006, the EPA advised that it will proceed with a remediation funded by the Federal Superfund without further participation by CNH. The U.S. EPA continues to search for PRPs other than CNH. In December, 2004, a toxic tort suit was filed by area residents against CNH, certain of its subsidiaries including CNH America, and prior owners of the property. While the outcome of this proceeding is uncertain, CNH believes that it has strong legal and factual defenses, and will vigorously defend this lawsuit.

Because estimates of remediation costs are subject to revision as more information becomes available about the extent and cost of remediation and because settlement agreements can be reopened under certain circumstances, the Company's potential liability for remediation costs associated with the 52 Waste Sites could change. Moreover, because liability under CERCLA and similar laws can be joint and several, CNH could be required to pay amounts in excess of its pro rata share of remediation costs. However, when appropriate, the financial strength of other PRPs has been considered in the determination of the Company's potential liability. CNH believes that the costs associated with the Waste Sites will not have a material effect on the Company's business, financial position or results of operations.

The Company is conducting environmental investigatory or remedial activities at certain properties that are currently or were formerly owned and/or operated or which are being decommissioned. The Company believes that the outcome of these activities will not have a material adverse effect on its business, financial position or results of operations.

The actual costs for environmental matters could differ materially from those costs currently anticipated due to the nature of historical handling and disposal of hazardous substances typical of manufacturing and related operations, the discovery of currently unknown conditions, and as a result of more aggressive enforcement by regulatory authorities and changes in existing laws and regulations. As in the past, CNH plans to continue funding its costs of environmental compliance from operating cash flows.

Based upon information currently available, the Company estimates potential environmental liabilities including remediation, decommissioning, restoration, monitoring, and other closure costs associated with current or formerly owned or operated facilities, the Waste Sites, and other claims to be in the range of $29 million to $87 million. Investigation, analysis and remediation of environmental sites is a time consuming activity. The Company expects such costs to be incurred and claims to be resolved over an extended period of time which could exceed 30 years for some sites. As of December 31, 2011 and 2010, environmental reserves of approximately $46 million and $50 million, respectively, were established to address these specific estimated potential liabilities. Such reserves are undiscounted and do not include anticipated recoveries, if any, from insurance companies.

Product Liability

Product liability claims against CNH arise from time to time in the ordinary course of business. There is an inherent uncertainty as to the eventual resolution of unsettled claims. However, in the opinion of management, any losses with respect to these existing claims will not have a material adverse effect on CNH's financial position or its results of operations. Product liability expense is recorded in the consolidated statements of operations in the line "Other, net."

Other Litigation

Yolton: In December 2002 six individuals acting on behalf of a purported class filed a lawsuit, Gladys Yolton, et al. v. El Paso Tennessee Pipeline Co. and Case Corporation, styled as a class action, in the Federal District Court for the Eastern District of Michigan against El Paso Tennessee Pipeline Co. (formerly Tenneco Inc., "El Paso") and Case, LLC (now known as CNH America LLC, "CNH"). The lawsuit alleged breach of contract and violations of various provisions of the Employee Retirement Income Security Act and Labor Management Relations Act arising due to alleged changes in health insurance benefits provided to employees of the Tenneco Inc. agriculture and construction equipment business who retired before selected assets of that business were transferred to CNH in June 1994. El Paso administers the health insurance programs for these retirees. An agreement had been reached with the UAW capping the premium amounts that El Paso would be required to pay. Any amount above the cap limit would be the responsibility of the retirees. In 1998, in exchange for a release of all further liability for above-cap costs, CNH contributed $28 million to a Voluntary Employee's Beneficiary Association ("VEBA") to help defray the retirees' above-cap costs.

The lawsuit arose after El Paso notified the retirees that the VEBA funds were exhausted and the retirees thereafter would be required to pay the premiums above the cap amounts. The plaintiffs also filed a motion for preliminary injunction in March 2003, asking the district court to order El Paso and/or CNH to pay the above-cap amounts. On March 9, 2004, based on an "alter ego" theory, the district court held that CNH was liable and ordered that CNH pay the above-cap health insurance benefits. CNH filed a motion for reconsideration and a motion for stay, both of which the district court denied on June 3, 2004. CNH and El Paso appealed to the Sixth Circuit Court of Appeals, but the Sixth Circuit affirmed the district court's decision. El Paso and CNH each filed a petition for a writ of certiorari seeking review by the U.S. Supreme Court. On November 6, 2006 the U.S. Supreme Court denied El Paso's and CNH's petitions and the matter was returned to the district court. After extensive discovery, El Paso and the plaintiffs filed summary judgment motions. CNH filed a summary judgment motion on the "alter ego" and VEBA release issues.

On March 7, 2008, the district court entered several orders. First it denied El Paso's motion for summary judgment with respect to the benefits vesting issue, and granted plaintiff's summary judgment motion with respect to liability. The court also denied CNH's motion for summary judgment with respect to the "alter ego" basis of liability, effectively ruling for the plaintiffs on that issue. The court denied CNH's motion for summary judgment on the VEBA release issue. The VEBA release issue was tried the week of January 26, 2009. On October 27, 2009, the court ruled against CNH on the VEBA release issue.

In conjunction with the above litigation, CNH filed a summary judgment motion with the district court asking the court to enforce the terms of a Reorganization Agreement, which CNH contended obligated El Paso to defend CNH and indemnify it for all expenses and losses arising from this lawsuit. The court granted that motion and the decision has been upheld on appeal by the Sixth Circuit Court of Appeals. Based on CNH's rights to indemnification under the Reorganization Agreement now being final, CNH and El Paso reached a settlement, whereby El Paso fully repaid CNH the amounts previously paid to the retirees and committed to pay CNH's costs in litigating the "alter ego" issue and the VEBA release issue going forward.

In November 2011, the district court approved a settlement of the Yolton case. The settlement agreement between plaintiffs and El Paso provides that El Paso pay certain retiree benefits to the class and that the benefits are guaranteed by El Paso's corporate parent, EI Paso Corporation, who is obligated to provide security for its guaranty in the event its debt falls below investment grade. However, CNH could be responsible for certain payments and obligations in the future if the El Paso entities default on their obligations under the settlement. In connection with the final approval of the Yolton Case, CNH agreed to dismiss its lawsuit against the UAW. CNH can reinitiate its claims if certain events and defaults occur under the Yolton settlement. On October 17, 2011, it was announced that El Paso Corporation would be acquired by Kinder Morgan Inc. The acquisition is not expected to affect the El Paso entities' performance or guarantees of their settlement obligations. Despite the fact that El Paso has been finally determined to be financially responsible for the benefits which the plaintiffs seek, CNH could be exposed to losses if El Paso and its corporate parent(s) at some future time are unable to fulfill their indemnification obligations to CNH under the Reorganization Agreement. CNH is unable to quantify the amount of the health care obligations and cannot estimate the possible loss or range of losses on this matter as El Paso administers the health care plan. It is possible that such losses could be material.

ACT: Three of CNH's subsidiaries, New Holland Limited, New Holland Holding Limited and CNH (U.K.) Limited (together "CNH U.K."), are claimants in group litigation (Class 2 and Class IV) against the Inland Revenue of the United Kingdom ("Revenue") arising out of the discrimination under EU law in the advance corporation tax ("ACT") regime operated by the Revenue between 1974 and 1999. The test claimant, Pirelli, was unsuccessful in both the High Court and the Court of Appeal during 2010 on the Class 2 and Class IV arguments, with no granting of an appeal to the Supreme Court allowed by the Court of Appeal. The judgment in the Court of Appeal is therefore final.

In December 2010 CNH UK repaid all monies received from the Revenue. The total repayment to the Revenue by CNH UK was £24.7 million including simple interest. As CNH UK had already provided in full for these repayments no further adverse impact on the results of CNH UK arose.

Oil for Food: In February 2006, Fiat S.p.A. received a subpoena from the SEC Division of Enforcement with respect to a formal investigation entitled In the Matter of Certain Participants in the Oil for Food Program. This subpoena requested documents relating to certain Fiat S.p.A. and CNH-related entities with respect to matters relating to the United Nations Oil-for-Food Program with Iraq (the "OFF Program"). A substantial number of companies, including certain CNH subsidiaries, were mentioned in the "Report of the Independent Inquiry Committee into the United Nations Oil-for-Food Programme" issued in October 2005 (the "Report"). The Report alleged that these companies engaged in transactions under the OFF Program that involved inappropriate payments. There are two CNH subsidiaries named in the Report: CNH Italia S.p.A. and Case France (now known as CNH France).

On December 22, 2008, Fiat and CNH reached a settlement with the SEC and U.S. Department of Justice ("DOJ") to resolve potential civil and criminal claims arising from their subsidiaries' participation in the OFF Program. Under the terms of the settlement, Fiat and CNH collectively agreed to pay a $7.0 million criminal penalty, a $3.6 million civil penalty, and disgorgement of $5.3 million in profits (plus $1.9 million in prejudgment interest). Fiat paid these amounts in early January 2009 and CNH reimbursed Fiat an amount of $8.3 million. CNH neither admitted nor denied the allegations of the SEC, but agreed to be enjoined from violating certain provisions of federal law in the future. As part of the DOJ settlement, criminal complaints were filed against CNH Italia and CNH France, charging them with conspiracy to violate the books and records provisions of the U.S. Foreign Corrupt Practices Act ("FCPA"). Pursuant to a deferred prosecution agreement entered on the same date, the DOJ agreed to drop these charges upon the expiration of a three-year term, provided CNH meets certain obligations such as cooperating with the DOJ and maintaining an adequate FCPA compliance program. The DOJ is in the process of dropping these charges as the deferred prosecution agreement has expired.

Cheron: In connection with a logistics Services Agreement among CNH Global N.V., PGN Logistics Ltd. ("PGN") and certain affiliated companies, PGN entered into a subcontract with Transport Cheron N.V. ("Cheron"). The subcontract was signed by Cheron and by PGN purportedly "in the name and on behalf of" CNH Global N.V. ("CNH Global"). CNH Global contends that it is not a party to the subcontract and that PGN was not authorized to sign the subcontract on its behalf. In early 2005 and as a result of the termination of the Services Agreement Cheron filed suit in the District Court in Haarlem, the Netherlands against both PGN and CNH Global for breach of the subcontract and for preliminary relief. In March 2005 the district court issued an order requiring CNH Global to pay €1.5 million ($2.4 million) to Cheron as a preliminary payment of lost profit damages. CNH Global appealed this decision to the Court of Appeals in Amsterdam, and, on November 24, 2005, the Court of Appeals rendered its decision in effect holding that liability had not been demonstrated with a degree of certainty sufficient to warrant a preliminary award of damages. At that point, the matter returned to the district court for a determination of liability.

On September 24, 2008, the district court issued its interim award with respect to liability. The district court held that CNH Global is liable under the subcontract for damages that Cheron suffered as a result of the alleged breach of the subcontract. Cheron has alleged damages in the amount of approximately €21 million ($34 million). CNH Global believes that the damages alleged by Cheron are improperly calculated and, as a result, are materially overstated. Moreover, CNH Global believes the district court interim award with respect to liability is incorrect. The damages phase of the case is currently pending. On July 14, 2010 the District Court in Haarlem issued an interim judgment on damages in effect rejecting Cheron's arguments in favor of a materially longer time period during which lost profit damages accrued. CNH continues to believe Cheron's damages claim is materially inflated and unsustainable and will vigorously defend this matter. Management has considered relevant facts in connection with this matter and has established what it believes to be a reasonable accrual. It is possible that the actual loss may exceed the amount accrued but, in the Company's view, any such excess is unlikely to be material.

Ligon: On February 5, 2009, a lawsuit was filed by Ligon Capital LLC and HTI LLC (a former CNH supplier) against CNH America LLC. Plaintiffs allege fraudulent suppression and breach of contract resulting from termination of HTI as a CNH supplier in June 2008. Ligon and HTI claim that CNH defrauded them by failing to disclose plans to source from other suppliers and induced Ligon to purchase and process unique components to fulfill CNH's forecasted hydraulic cylinder orders. The case was tried in Birmingham, AL in December 2011. At trial, plaintiffs sought $9.5 million in compensatory damages consisting of unpurchased inventory, capital improvements, expedited freight charges and overtime allegedly incurred to meet CNH's forecasted orders, and lost profits. Plaintiffs also sought punitive damages of $25 million. CNH argued at trial that, in the absence of an express contract, it had no duty to disclose its plans to source from other suppliers and any reliance upon forecasted orders (as opposed to firm orders) was unreasonable, because forecasted orders were subject to modification and cancellation. CNH also disputed the amount of alleged damages as being overstated and vigorously defended the case before and during trial. On December 16, 2011, the jury returned its verdict, finding for CNH on the breach of contract claim and for plaintiffs on the fraudulent suppression claim. The jury awarded plaintiffs $3.8 million in compensatory damages and $7.6 million in punitive damages. CNH has filed for post-trial relief as to the verdict and the damages awards. Management has considered relevant facts in connection with this matter and has established what it believes to be a reasonable accrual.

CNH records litigation expense in the consolidated statements of operations in the line "Other, net."

Commitments

Minimum rental commitments at December 31, 2011, under non-cancelable operating leases with lease terms in excess of one year are as follows:

Amount
(in millions)
2012	$32
2013	22
2014	20
2015	18
2016	18
2017 and beyond	43

Total minimum rental commitments	$153

Total rental expense for all operating leases was $33 million, $35 million, and $39 million for the years ended December 31, 2011, 2010, and 2009, respectively.

At December 31, 2011, Financial Services has various agreements to extend credit for the following financing arrangements:

Facility	Total Credit Limit	Utilized	Unfunded Amount
	(in millions)
Private label revolving charge accounts	$3,669	$265	$3,404
Wholesale and dealer financing	$5,624	$3,069	$2,555

Guarantees

In the normal course of business, CNH and its subsidiaries provide indemnification for guarantees it arranges in the form of bonds guaranteeing the payment of taxes, performance bonds, custom bonds, bid bonds and bonds related to litigation. As of December 31, 2011, total commitments of this type were approximately $145 million.

In addition, CNH provides payment guarantees on financial debts of customers for approximately $466 million, of which the main guarantee relates to credit lines with BNDES, a development agency of the government of Brazil. BNDES has provided limited credit lines to qualified financial institutions at subsidized interest rates to enable subsidized retail financing to customers for purchases of agricultural or construction equipment. In addition to participating directly in the program, Financial Services originated, and continues to service, secured retail loans on behalf of some other financial institutions participating in the BNDES program. CNH, through Financial Services, has guaranteed the portfolio against all credit losses. At December 31, 2011, the guaranteed portfolio balance is $310 million.

Fiat Industrial issued to BNDES a guarantee in the maximum amount of $910 million in connection with BNDES making available to Banco CNH the current credit line. CNH has issued to Fiat Industrial a guarantee in the maximum amount of $910 million, which covers the amounts Fiat Industrial may be required to pay under its guarantee in favor of BNDES.

Warranty and Campaign Reserve

As described in "Note 2: Summary of Significant Accounting Policies," CNH pays for basic warranty costs and other service action costs. A summary of recorded activity for the years ended December 31, 2011 and 2010 for the basic warranty and accruals for modification programs are as follows:

	2011	2010
	(in millions)
Balance, beginning of year	$350	$301
Current year additions	448	377
Claims paid	(380)	(328)
Currency translation adjustment	(14)	—

Balance, end of year	$404	$350

Financial Instruments	12 Months Ended
Dec. 31, 2011
Financial Instruments [Abstract]
Financial Instruments

Note 15: Financial Instruments

The Company may elect to measure financial instruments and certain other items at fair value. This fair value option would be applied on an instrument-by-instrument basis with changes in fair value reported in earnings. The election can be made at the acquisition of an eligible financial asset, financial liability, or firm commitment or, when certain specified reconsideration events occur. The fair value election may not be revoked once made. The Company did not elect the fair value measurement option for eligible items.

Fair-Value Hierarchy

The hierarchy of valuation techniques for financial instruments is based on whether the inputs to those valuation techniques are observable or unobservable. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company's market assumptions. These two types of inputs have created the following fair-value hierarchy:

Level 1—Quoted prices for identical instruments in active markets.

Level 2—Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.

Level 3—Valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

This hierarchy requires the use of observable market data when available.

Determination of Fair Value

When available, the Company uses quoted market prices to determine fair value and classifies such items in Level 1. In some cases where a market price is not available, the Company will make use of observable market based inputs to calculate fair value, in which case the items are classified in Level 2.

If quoted or observable market prices are not available, fair value is based upon internally developed valuation techniques that use, where possible, current market-based or independently sourced market parameters such as interest rates, currency rates, or yield curves. Items valued using such internally generated valuation techniques are classified according to the lowest level input or value driver that is significant to the valuation. Thus, an item may be classified in Level 3 even though there may be some significant inputs that are readily observable.

The following section describes the valuation methodologies used by the Company to measure various financial instruments at fair value, including an indication of the level in the fair value hierarchy in which each instrument is generally classified. Where appropriate, the description includes details of the valuation models, and the key inputs to those models, as well as any significant assumptions.

Derivatives

CNH utilizes derivative instruments to mitigate its exposure to interest rate and foreign currency exposures. Derivatives used as hedges are effective at reducing the risk associated with the exposure being hedged and are designated as a hedge at the inception of the derivative contract. CNH does not hold or issue derivative or other financial instruments for speculative purposes. The credit and market risk for interest rate hedges is reduced through diversification among counterparties with high credit ratings. These counterparties include certain Fiat Industrial subsidiaries in 2011 and certain Fiat subsidiaries in 2010. The total notional amount of foreign exchange hedges with certain Fiat Industrial and Fiat subsidiaries as counterparties was approximately $3.5 billion as of December 31, 2011 and 2010. Derivative instruments are generally classified as Level 2 or 3 in the fair value hierarchy. The cash flows underlying all derivative contracts were recorded in operating activities in the statements of consolidated cash flows.

Foreign Exchange Contracts

CNH has entered into foreign exchange forward contracts, swaps, and options in order to manage and preserve the economic value of cash flows in non-functional currencies. CNH conducts its business on a global basis in a wide variety of foreign currencies and hedges foreign currency exposures arising from various receivables, liabilities and expected inventory purchases and sales. Derivative instruments that are utilized to hedge the foreign currency risk associated with anticipated inventory purchases and sales in foreign currencies are designated as cash flow hedges. Gains and losses on these instruments are deferred in accumulated other comprehensive income (loss) and recognized in earnings when the related transaction occurs. Ineffectiveness related to these hedge relationships is recognized currently in the consolidated statements of operations in the line "Other, net". The maturity of these instruments does not exceed 17 months and the after-tax losses deferred in accumulated other comprehensive income (loss) that will be recognized in net sales and cost of goods sold over the next twelve months assuming foreign exchange rates remain unchanged is approximately $40 million. If a derivative instrument is terminated because the hedge relationship is no longer effective or because the hedged item is a forecasted transaction that is no longer determined to be probable the cumulative amount recorded in accumulated other comprehensive income is recognized immediately in earnings. Such amounts were insignificant in all periods presented.

CNH also uses forwards and swaps to hedge certain assets and liabilities denominated in foreign currencies. Such derivatives are considered economic hedges and not designated as hedging instruments. The changes in the fair values of these instruments are recognized directly in income in "Other, net" and are expected to offset the foreign exchange gains or losses on the exposures being managed.

All of CNH's foreign exchange derivatives are considered Level 2 as the fair value is calculated using market data input and can be compared to actively traded derivatives. The total notional amount of CNH's foreign exchange derivatives was $4.1 billion and $4.2 billion at December 31, 2011 and 2010, respectively.

Interest Rate Derivatives

CNH has entered into interest rate derivatives (swaps and caps) in order to manage interest rate exposures arising in the normal course of business for Financial Services. Interest rate derivatives that have been designated as cash flow hedging relationships are used by CNH to mitigate the risk of rising interest rates related to the anticipated issuance of short-term LIBOR based debt in future periods. Further, CNH uses these swaps to mitigate the risk of rising interest rates related to variable-rate debt in certain ABS trusts associated with CNH's retail securitization programs. Gains and losses on these instruments, to the extent that the hedge relationship has been effective, are deferred in accumulated other comprehensive income (loss) and recognized in interest expense over the period in which CNH recognizes interest expense on the related debt. The ineffectiveness is recorded in "Other, net" in the consolidated statements of operations. For the years ended December 31, 2010 and 2009, CNH recorded losses of less than $1 million and $13 million, respectively, related to the discontinuance of cash flow hedge accounting for instances where the forecasted transactions were no longer probable. There were no such losses related to the discontinuance of cash flow hedge accounting for the year ended December 31, 2011. These amounts are recorded in "Interest expense" and "Other, net" in the consolidated statements of operations. The maximum length of time over which CNH is hedging its interest rate exposure through the use of derivative instruments designated in cash flow hedge relationships is 60 months. The after-tax losses deferred in accumulated other comprehensive income (loss) that will be recognized in interest expense over the next twelve months is approximately $3 million.

Interest rate derivatives that have been designated as fair value hedge relationships have been used by CNH to mitigate the risk of reductions in the fair value of existing fixed rate long-term bonds and medium-term notes due to increases in LIBOR based interest rates. This strategy is used mainly for the interest rate exposures for Equipment Operations. Gains and losses on these instruments are recorded in "Interest expense" in the period in which they occur and an offsetting gain or loss is also reflected in "Interest expense" based on changes in the fair value of the debt instrument being hedged due to changes in LIBOR based interest rates. There was no material ineffectiveness as a result of fair value hedge relationships for the years ending December 31, 2011, 2010, or 2009.

CNH also enters into offsetting interest rate derivatives with substantially similar terms that are not designated as hedging instruments to mitigate interest rate risk related to the CNH's ABCP facilities and various ABS trusts. Unrealized and realized gains and losses resulting from fair value changes in these instruments are recognized directly in income. These facilities and trusts require CNH to enter into interest rate derivatives. To ensure that these transactions do not result in the Company being exposed to this risk, CNH enters into a compensating position. Net gains and losses on these instruments were insignificant for the years ending December 31, 2011, 2010, and 2009. As a result of the accounting guidance adopted January 1, 2010 (see "Note 2: Summary of Significant Accounting Policies"), interest rate derivatives, which were held by SPEs are now consolidated, and were recorded as part of the adoption adjustment. The table below summarizes the impact of the adoption specific to the interest rate derivatives and the location on the balance sheet.

January 1, 2010
(in millions)
Other assets	$3
Other liabilities	24
Accumulated other comprehensive income (net of tax of $9 million)	14

Most of CNH's interest rate derivatives are considered Level 2. The fair market value of these derivatives is calculated using market data input and can be compared to actively traded derivatives. The future notional amount of some of CNH's interest rate derivatives is not known in advance. These derivatives are considered Level 3 derivatives. The fair market value of these derivatives is calculated using market data input and a forecasted future notional balance. The total notional amount of CNH's interest rate derivatives was approximately $3.8 billion and $4.0 billion at December 31, 2011 and 2010, respectively.

Financial Statement impact of CNH Derivatives

The fair values of CNH's derivatives as of December 31, 2011 and 2010 in the consolidated balance sheets are recorded as follows:

	2011	2010
	(in millions)
Derivatives Designated as Hedging Instruments:
Other assets:
Foreign exchange contracts:
Equipment Operations	$23	$42
Interest rate derivatives:
Equipment Operations	73	14
Financial Services	—	13

Total	$96	$69

Other liabilities:
Foreign exchange contracts:
Equipment Operations	$85	$62
Interest rate derivatives:
Equipment Operations	—	16
Financial Services	19	17

Total	$104	$95

Derivatives Not Designated as Hedging Instruments:
Other assets
Foreign exchange contracts:
Equipment Operations	$12	$19
Financial Services	—	3
Interest rate derivatives:
Financial Services	4	8

Total	$16	$30

Other liabilities
Foreign exchange contracts:
Equipment Operations	$11	$39
Financial Services	2	—
Interest rate derivatives:
Financial Services	3	10

Total	$16	$49

Pre-tax gains (losses) on the consolidated statements of operations related to CNH's derivatives for the year ended December 31, 2011, 2010 and 2009 are recorded in the following accounts:

	2011	2010	2009
	(in millions)
Fair Value Hedges
Interest rate derivatives—Other, net	$76	$(3)	$2
Gains/(losses) on hedged items—Other, net	(75)	3	(1)

Cash Flow Hedges
Recognized in accumulated other comprehensive income (Effective Portion):
Foreign exchange contracts—accumulated other comprehensive income	$(18)	$(44)	$(51)
Interest rate derivatives—accumulated other comprehensive income	(40)	(33)	26
Reclassified from accumulated other comprehensive income (Effective Portion):
Foreign exchange contracts—Net sales	(26)	(15)	(10)
Foreign exchange contracts—Cost of goods sold	50	(20)	(38)
Interest rate derivatives—Interest expense	(21)	(41)	(13)
Interest rate derivatives—Finance and interest income	—	—	(2)
Recognized directly in income (amounts excluded from effectiveness testing and ineffective portion):
Foreign exchange contracts—Other, net	(6)	(29)	7
Interest rate derivatives—Other, net	(3)	(7)	(9)
Interest rate derivatives— Interest expense	—	—	(10)

Not Designated as Hedges
Foreign exchange contracts—Other, net	$22	$19	$53
Interest rate derivatives—Other, net	(1)	—	(6)

Retained Interest in Securitized Assets

Beginning January 1, 2010, with the adoption of the new accounting guidance related to VIEs, CNH reclassified retained interests to receivables for transactions that were consolidated under this guidance. For transactions that are considered sales and are off-book, CNH continues to carry the retained interest at estimated fair value, which it determines by discounting the projected cash flows over the expected life of the assets sold in connection with such transactions using prepayment, default, loss and interest rate assumptions. CNH recognizes declines in the value of its retained interests, and resulting charges to income or equity, when their fair value is less than their carrying value. The portion of the decline from discount rates exceeding those in the initial transaction is charged to equity. All other credit related declines are charged to income. Assumptions used to determine fair values of retained interests are based on internal evaluations and, although CNH believes its methodology is reasonable, actual results may differ from its expectations. CNH's current estimated valuation of retained interests may change in future periods, and CNH may incur additional impairment charges as a result. Retained interests in securitized assets are generally classified in Level 3 of the fair value hierarchy. As of December 31, 2011 and 2010, retained interests in securitized assets are $18 million and $39 million, respectively.

Key assumptions utilized in measuring the initial fair value of retained interests for securitizations completed during 2009 were as follows:

	Range	Weighted Average
Constant prepayment rate	15.00-20.00%	19.31%
Expected credit loss rate	0.59-1.50%	0.79%
Discount rate	9.00-17.00%	14.06%
Remaining maturity in months	13-32	25

The fair value is compared to the carrying value of the retained interests. If changes in credit-related rates result in an excess of carrying value over fair value, an impairment of the retained interests is recorded with a corresponding offset to income. If changes in the discount rates result in an excess of carrying value over fair value, an impairment to the retained interest is recorded with the offset included in accumulated other comprehensive income. Based on this analysis, CNH reduced the value of its retained interests by $37 million in 2009.

Items Measured at Fair Value on a Recurring Basis

The following tables present for each of the fair-value hierarchy levels the Company's assets and liabilities that are measured at fair value on a recurring basis at December 31, 2011 and 2010:

	Level 2		Level 3		Total
	2011	2010	2011	2010	2011	2010
	(in millions)
Assets
Foreign exchange derivatives	$35	$64	$—	$—	$35	$64
Interest rate derivatives	77	35	—	—	77	35
Retained interests	—	—	18	39	18	39

Total assets	$112	$99	$18	$39	$130	$138

Liabilities
Foreign exchange derivatives	$98	$102	$—	$—	$98	$102
Interest rate derivatives	22	37	—	5	22	42

Total liabilities	$120	$139	$—	$5	$120	$144

The following table presents the changes in the Level 3 fair-value category for the years ended December 31, 2011 and 2010:

	Retained Interests	Derivative Financial Instruments
	(in millions)
Balance at December 31, 2009	$1,259	$(1)
Total gains or losses (realized / unrealized)
Included in earnings	—	20
Included in other comprehensive income (loss)	(1,222)	(24)
Purchases, issuances and settlements	2	—

Balance at December 31, 2010	$39	$(5)
Total gains or losses (realized / unrealized)
Included in earnings	—	5
Included in other comprehensive income (loss)	1	—
Settlements	(22)	—

Balance at December 31, 2011	$18	$—

In addition, the Company holds government debt securities carried at fair value of $80 million. These securities are considered level 1.

Fair Value of Other Financial Instruments

The carrying value of cash and cash equivalents, restricted cash, deposits in Fiat and Fiat Industrial subsidiaries' cash management pools, accounts payable short-term debt and current maturities of long-term debt included in the consolidated balance sheets approximates fair value.

Financial Instruments Not Carried at Fair Value

The estimated fair market values of financial instruments not carried at fair value in the consolidated balance sheets as of December 31, 2011 and 2010 are as follows:

	2011		2010
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(in millions)
Retail finance accounts receivable	$8,221	$8,679	$8,134	$8,369
Long-term public debt, excluding current maturities	$3,308	$3,626	$2,721	$3,005
Long-term asset backed debt, excluding current maturities	$4,272	$4,316	$3,113	$3,117
Other long-term debt, excluding current maturities	$1,047	$985	$2,706	$2,707

Retail finance receivables

The fair value of the retail finance receivables is based on the discounted values of their related cash flows at current market interest rates. The carrying amounts of short-term receivables were assumed to approximate fair value.

Long-term debt, excluding current maturities

The fair values of the long-term debt were based on current market quotes for identical or similar borrowings and credit risk.

Shareholders' Equity	12 Months Ended
Dec. 31, 2011
Shareholders' Equity [Abstract]
Shareholders' Equity

Note 16: Shareholders' Equity

The Articles of Association of CNH provide for authorized share capital of €1.35 billion, divided into 400 million common shares and 200 million Series A preference shares, each with a per share par value of €2.25. At the general meeting of the shareholders held on March 29, 2011, the shareholders authorized CNH's Board of Directors to issue shares for a period ending in March 2016.

During the years ended December 31, 2011 and 2010, changes in CNH common shares issued were as follows:

	Common Shares
	2011	2010
	(in thousands)
Issued as of beginning of year	238,588	237,553
Issuances of CNH Common Shares:
Shares issued to Directors	32	6
Stock-based compensation	1,251	1,029

Issued as of end of year	239,871	238,588

There were no Series A preference shares outstanding during the years ended December 31, 2011 and 2010.

No dividend was declared or paid in 2011, 2010 or 2009.

Option And Incentive Plans	12 Months Ended
Dec. 31, 2011
Option And Incentive Plans [Abstract]
Option And Incentive Plans

Note 17: Option and Incentive Plans

CNH issues share-based compensation awards to eligible members of the Board of Directors under the CNH Directors' Compensation Plan, and to certain employees under the CNH Equity Incentive Plan. For the years ended December 31, 2011, 2010, and 2009, CNH recognized total share-based compensation expense of $63 million, $34 million and $14 million, respectively. For the years ended December 31, 2011, 2010, and 2009, CNH recognized a total tax benefit relating to share-based compensation expense of $12 million, $10 million, and $4 million, respectively. As of December 31, 2011, CNH has unrecognized share-based compensation expense related to non-vested awards of approximately $73 million based on current assumptions related to achievement of specified performance objectives when applicable. Unrecognized share-based compensation costs will be recognized over a weighted-average period of 1.8 years.

CNH Equity Incentive Plan

The CNH Equity Incentive Plan, as amended, (the "CNH EIP") provides for grants of various types of awards to officers and certain employees of CNH and its subsidiaries. As of December 31, 2011, CNH has reserved 25,900,000 shares for the CNH EIP.

The exercise prices of the stock option grants are based upon the average closing price of CNH common shares on the New York Stock Exchange for the thirty-day period preceding the date of grant.

Stock Option Grants

Beginning in 2006, the Company began to issue performance-based stock options under the CNH EIP. In April 2011, CNH granted approximately one million performance-based stock options (at target award levels) under the CNH EIP. As CNH's 2011 results exceeded the target performance levels, approximately 1.8 million of these options were granted. One-third of the options vested in February 2012 following the approval of 2011 results by the Board of Directors. The remaining options will vest equally on the first and second anniversary of the initial vesting date. Options granted under the CNH EIP have a contractual life of five years from the initial vesting date.

Options granted prior to 2006 have a contract life of ten years. However, the number of shares outstanding for these grants were immaterial as of December 31, 2011 and these shares are expected to expire in early 2012.

The following table reflects option activity under the CNH EIP for the year ended December 31, 2011:

	2011
	Shares	Weighted- Average Exercise Price
Outstanding at beginning of year	5,788,971	$29.07
Granted	1,813,557	47.02
Forfeited	(269,379)	28.77
Expired	(25,971)	39.54
Exercised	(1,181,765)	24.44

Outstanding at end of year	6,125,413	35.02

Exercisable at end of year	1,895,828	33.49

Outstanding options under the CNH EIP have a weighted average remaining contract term of 4 years. Exercisable options under the CNH EIP have a weighted average remaining contract term of 2.7 years.

The following table summarizes outstanding stock options under the CNH EIP at December 31, 2011:

	Options Outstanding				Options Exercisable
Range of Exercise Price	Shares Outstanding	Weighted- Average Contractual Life	Weighted- Average Exercise Price	Aggregate Intrinsic Value(A)	Shares Exercisable	Weighted- Average Contractual Life	Weighted- Average Exercise Price	Aggregate Intrinsic Value(A)
$13.58–$19.99	965,672	3.0	$13.65	$21,568,547	349,587	2.9	$13.79	$7,762,082
$20.00–$29.99	27,896	0.2	21.20	412,582	27,896	0.2	21.20	412,582
$30.00–$39.99	2,913,085	3.7	32.65	10,608,762	1,113,142	2.9	34.20	2,869,007
$40.00–$57.30	2,218,760	4.8	47.60	—	405,203	1.9	49.38	—

				$32,589,891				$11,043,671

(A)

The difference between the exercise price of share-based compensation and the year-end market price of CNH common shares of $35.99. No amount is shown for awards with an exercise price that is greater than the year-end market price.

Performance Share Grants

Under the CNH EIP, performance-based shares may also be granted to selected key employees and executive officers. CNH establishes the period and conditions of performance for each award. Performance-based shares vest upon the attainment of specified performance objectives.

In September 2010, CNH granted approximately two million performance-based share awards under the CNH EIP. These performance shares will vest in three equal installments if specified performance targets are achieved on a cumulative basis during the three-, four- and five-year periods ended December 31, 2012, 2013 and 2014. The fair value of this award is $34.74 per share. In 2011, CNH granted 154,000 additional shares which are subject to the same vesting condition and periods as the 2010 award. The weighted average fair value of this award is $39.10 per share.

CNH granted performance-based share awards under the Top Performance Plan ("TPP") in 2006 through 2009. Vesting of the TPP performance shares was dependent on achievement of specified targets by 2010. Achievement of the performance targets was not achieved in either 2009 or 2010 and these awards were forfeited. CNH did not recognize any share-based compensation expense related to TPP awards in 2009 or 2010.

The following table reflects performance-based share activity under the CNH EIP for the year ended December 31, 2011:

	2011
	Performance Shares	Weighted Average Grant-Date Fair Value
Nonvested at beginning of year	2,017,000	$34.74
Granted	154,000	39.10
Forfeited	(151,000)	34.74
Vested	—	—

Nonvested at end of year	2,020,000	35.07

Restricted Share Grants

In 2011, CNH granted 272,750 restricted share awards to selected key employees under the CNH EIP, of which 269,000 shares were granted in September 2011. The restricted share awards in September 2011 will vest in three equal installments over a three-year period ended September 30, 2014 and have a fair value $26.65 per share.

The following table reflects restricted share activity under the CNH EIP for the year ended December 31, 2011:

	2011
	Performance Shares	Weighted Average Grant-Date Fair Value
Nonvested at beginning of year	316,000	$34.62
Granted	272,750	26.91
Forfeited	(17,122)	34.74
Vested	(101,359)	34.58

Nonvested at end of year	470,269	30.15

CNH Directors' Compensation Plan

The CNH Global N.V. Directors' Compensation Plan ("CNH Directors' Plan") provides for the payment of: (1) an annual retainer fee of $100,000; (2) an Audit Committee membership fee of $20,000; (3) a Corporate Governance and Compensation Committee membership fee of $15,000; (4) an Audit Committee chair fee of $35,000; and (5) a Corporate Governance and Compensation Committee chair fee of $25,000 (collectively, the "Fees") to eligible directors of CNH in the form of cash, and/or common shares of CNH, and/or options to purchase common shares of CNH. The CNH Directors' Plan provides for the payment of the Fees to eligible members of the board of CNH, provided that such members do not receive salary or other employment compensation from CNH, its subsidiaries or affiliates, Fiat or Fiat Industrial or their subsidiaries. Each quarter of the CNH Directors' Plan year, the eligible directors elect the form of payment of their Fees. If the elected form is common shares, the eligible director will receive as many common shares as are equal to the amount of Fees the director elects to forego, divided by the fair market value of a common share. Common shares issued vest immediately upon grant, but cannot be sold for a period of six months. If the elected form is options, the eligible director will receive as many options as the amount of Fees that the director elects to forego, multiplied by four and divided by the fair market value of a common share. Such fair market value being equal to the average of the highest and lowest sale price of a common share on the last trading day of each quarter of the CNH Directors' Plan year on the NYSE. Stock options granted as a result of such an election vest immediately upon grant, but shares purchased under options cannot be sold for six months following the date of exercise. Stock options terminate upon the earlier of: (1) ten years after the grant date; or (2) six months after the date an individual ceases to be a director. At December 31, 2011 and 2010, there were 690,993 and 693,914 common shares, respectively, reserved for issuance under the CNH Directors' Plan. Directors eligible to receive compensation under the CNH Directors Plan do not receive benefits upon termination of their service as directors.

The following table reflects option activity under the CNH Directors' Plan for the year ended December 31, 2011:

	2011
	Shares	Weighted Average Exercise Price
Outstanding at beginning of year	90,840	$31.24
Granted	3,101	37.09
Forfeited	—	—
Expired	—	—
Exercised	(28,796)	24.28

Outstanding at end of year	65,145	34.59

Exercisable at end of year	65,145	34.59

Outstanding and exercisable options under the Directors' Plan have a weighted average remaining contract term of 5.4 years.

The following table summarizes outstanding stock options under the CNH Directors' Plan at December 31, 2011:

	Options Outstanding and Exercisable
Range of Exercise Price	Shares Outstanding	Weighted Average Contractual Life	Weighted Average Exercise Price	Aggregate Intrinsic Value(A)
$17.28–$26.00	11,656	4.2	$20.73	$177,875
$26.01–$40.00	35,913	5.4	30.05	224,830
$40.01–$56.00	11,162	6.1	47.27	—
$56.01–$66.41	6,414	5.9	63.16	—

				$402,705

(A)

The difference between the exercise price of share-based compensation and the year-end market price of CNH common shares of $35.99. No amount is shown for awards with an exercise price that is greater than the year-end market price.

Share-Based Compensation Fair Value Assumptions

The Black-Scholes pricing model was used to calculate the fair value of stock options. The weighted-average assumptions used under the Black-Scholes pricing model were as follows:

	2011		2010		2009
	Directors' Plan	CNH EIP	Directors' Plan	CNH EIP	Directors' Plan	CNH EIP
Risk-free interest rate	1.0%	1.4%	2.0%	1.9%	2.2%	1.6%
Dividend yield	0.4%	0.3%	0.6%	0.5%	0.8%	0.7%
Stock price volatility	70.4%	75.1%	66.9%	74.1%	62.9%	70.6%
Option life (years)	5.00	3.81	5.00	3.73	5.00	3.73

Based on this model, the weighted-average grant date fair values of stock options awarded for the years ended December 31, 2011, 2010, and 2009 were as follows:

	2011	2010	2009
CNH Directors' Plan	$20.96	$14.60	$8.03
CNH EIP	$26.24	$16.10	$9.03

The risk-free interest rate is based on the current U.S. Treasury rate for a bond of approximately the expected life of the options. The expected volatility is based on the historical activity of CNH's common shares over a period at least equal to the expected life of the options. The expected life for the CNH EIP grant is based on the average of the vesting period of each tranche and the original contract term of 70 months. The expected life for grants under the CNH Directors' Plan are based on management estimates. The expected dividend yield for grants under the CNH EIP grant is based on the annual dividends which have been paid on CNH's common shares over the last four years. The expected dividend yield for grants under the CNH Directors' Plan is based on the annual dividends which have been paid on CNH's common shares over the last five years.

The fair value of performance-based shares and restricted shares is based on the market value of CNH's common shares on the date of the grant and is adjusted for the estimated value of dividends which are not available to participants during the vesting period.

Additional Share-Based Compensation Information

The table below provides additional share-based compensation information for the years ended December 31, 2011, 2010 and 2009:

	2011	2010	2009
	(in millions)
Total intrinsic value of options exercised	$28	$15	$—
Fair value of shares vested	$3	$—	$—
Cash received from share award exercises	$31	$21	$—
Tax benefit of options exercised and shares vested	$3	$3	$—

As of December 31, 2011, there were 13,112,372 common shares available for issuance under the CNH EIP. Company shares that may be issued under the CNH EIP or any other plans may be either authorized and unissued shares, or issued shares that have been reacquired by the Company and are being held as treasury shares.

Earnings Per Share	12 Months Ended
Dec. 31, 2011
Earnings Per Share [Abstract]
Earnings Per Share

Note 18: Earnings per Share

CNH reflects common share equivalents in its computation of diluted weighted average shares outstanding when applicable and when inclusion is not anti-dilutive. The effect of dilutive securities is calculated using the treasury stock method.

The following table reconciles the numerator and denominator of the basic and diluted earnings per share computations for the years ended December 31, 2011, 2010, and 2009:

	2011	2010	2009
	(in millions, except per share data)
Basic:
Net income (loss) attributable to CNH Global N.V.	$939	$452	$(190)

Weighted average common shares outstanding—basic	239.4	237.8	237.4

Basic earnings (loss) per share attributable to CNH Global N.V. common shareholders	$3.92	$1.90	$(0.80)

Diluted:
Net income (loss) attributable to CNH Global N.V.	$939	$452	$(190)

Weighted average common shares outstanding—basic	239.4	237.8	237.4
Effect of dilutive securities (when dilutive):
Stock Compensation Plans(A)	1.0	0.8	—

Weighted average common shares outstanding—diluted	240.4	238.6	237.4

Diluted earnings (loss) per share attributable to CNH Global N.V. common shareholders	$3.91	$1.89	$(0.80)

(A)

Stock options to purchase approximately 2.3 million, 4.2 million, and 4.5 million shares during 2011, 2010, and 2009, respectively, were outstanding but not included in the calculation of diluted earnings per share as the impact of these options would have been anti-dilutive.

Accumulated Other Comprehensive Income (Loss) Attributable To CNH Global N.V.	12 Months Ended
Dec. 31, 2011
Accumulated Other Comprehensive Income (Loss) Attributable To CNH Global N.V. [Abstract]
Accumulated Other Comprehensive Income (Loss) Attributable To CNH Global N.V.

Note 19: Accumulated Other Comprehensive Income (Loss) Attributable to CNH Global N.V.

The components of accumulated other comprehensive income (loss) as of December 31, 2011, and 2010 are as follows:

	2011	2010
	(in millions)
Cumulative translation adjustment	$102	$487
Adjustment to recognize the underfunded status of defined benefit plans, net of taxes ($370 million and $350 million, respectively)	(667)	(618)
Deferred losses on derivative financial instruments, net of taxes ($20 million and $7 million, respectively)	(68)	(17)
Unrealized gain on available for sale securities, net of taxes ($(2) million and $(4) million, respectively)	3	6

Total	$(630)	$(142)

Segment And Geographical Information	12 Months Ended
Dec. 31, 2011
Segment And Geographical Information [Abstract]
Segment And Geographical Information

Note 20: Segment and Geographical Information

Segment Information

CNH has three reportable segments: Agricultural Equipment, Construction Equipment and Financial Services.

Agricultural Equipment

The agricultural equipment segment manufactures and distributes a full line of farm machinery and implements, including two-wheel and four-wheel drive tractors, combines, cotton pickers, grape and sugar cane harvesters, hay and forage equipment, planting and seeding equipment, soil preparation and cultivation implements and material handling equipment.

Construction Equipment

The construction equipment segment manufactures and distributes a full line of construction equipment including excavators, crawler dozers, graders, wheel loaders, backhoe loaders, skid steer loaders and trenchers.

Financial Services

The financial services segment is engaged in broad-based financial services through wholly owned subsidiaries and joint ventures in North America, Latin America, Europe and Australia. CNH provides and administers retail financing to end-use customers for the purchase or lease of new and used CNH and other agricultural and construction equipment sold by CNH dealers and distributors. CNH also facilitates the sale of insurance products and other financing programs to retail customers. In addition, CNH provides wholesale financing to CNH dealers and rental equipment operators, as well as financing options to dealers to finance working capital, real estate and other fixed assets and maintenance equipment in connection with their operations.

As of December 31, 2011, Fiat Industrial owned approximately 88% of CNH's outstanding common shares through Fiat Netherlands. As a result, CNH evaluates segment performance and reports to Fiat Industrial based on criteria established by Fiat Industrial.

CNH reports to Fiat Industrial based on financial information prepared in accordance with International Accounting Standards and International Financial Reporting Standards (collectively "IFRS"). CNH evaluates segment performance based on "trading profit" as defined by Fiat Industrial. Fiat Industrial defines trading profit as income before restructuring, net financial expenses of Equipment Operations, income taxes, noncontrolling interests, equity in income (loss) of unconsolidated subsidiaries and affiliates, and impairment losses. Transactions between segments are accounted for at market value.

A reconciliation from consolidated trading profit reported to Fiat Industrial under IFRS to income before income taxes and equity in income of unconsolidated subsidiaries and affiliates under U.S. GAAP for the year ended December 31, 2011, and a reconciliation from consolidated trading profit reported to Fiat under IFRS to income (loss) before income taxes and equity in income (loss) of unconsolidated subsidiaries and affiliates under U.S. GAAP for the years ended December 2010 and 2009 are provided below.

	Years Ended December 31,
	2011	2010	2009
	(in millions)
Trading profit	$1,606	$1,001	$470
Adjustments to convert from trading profit to U.S. GAAP income (loss) before income taxes and equity in income (loss) of unconsolidated subsidiaries:
Accounting for benefit plans	(31)	(62)	(51)
Accounting for other intangible assets, primarily product development costs	(138)	(176)	(140)
Restructuring	—	(16)	(102)
Net financial expense	(322)	(342)	(287)
Accounting for receivable securitizations and other	36	11	17

Income (loss) before income taxes and equity in income (loss) of unconsolidated subsidiaries and affiliates under U.S. GAAP	$1,151	$416	$(93)

The following summarizes trading profit by reportable segment:

	Years Ended December 31,
	2011	2010	2009
	(in millions)
Agricultural equipment	$1,264	$839	$650
Construction equipment	27	(43)	(393)
Financial services	315	205	213

Trading profit	$1,606	$1,001	$470

A summary of additional reportable segment information, compiled under IFRS, as of and for the years ended December 31, 2011, 2010, and 2009 is as follows:

	2011	2010	2009
	(in millions)
Revenues:
Agricultural equipment	$14,183	$11,528	$10,663
Construction equipment	3,876	2,946	2,120
Financial services	1,629	1,617	1,574
Eliminations	(347)	(309)	(260)

Net revenues under IFRS	19,341	15,782	14,097
Difference[1]	(156)	(174)	(337)

Revenues under U.S. GAAP	$19,185	$15,608	$13,760

Depreciation and amortization:
Agricultural equipment	$303	$264	$239
Construction equipment	102	97	87
Financial services	117	124	127

Depreciation and amortization under IFRS	522	485	453
Difference, principally amortization of development costs capitalized under IFRS	(96)	(70)	(55)

Depreciation and amortization under U.S. GAAP	$426	$415	$398

Total assets:
Agricultural equipment[2]	$13,182	$11,913	$9,696
Construction equipment[2]	4,423	3,729	3,604
Financial services	18,106	17,346	17,885
Assets not allocated to segments, principally goodwill, other intangibles and taxes	12,678	11,742	10,515
Eliminations	(13,758)	(12,544)	(11,403)

Total assets under IFRS	34,631	32,186	30,297
Difference[3]	(538)	(597)	(7,089)

Total assets under U.S. GAAP	$34,093	$31,589	$23,208

1

In 2011 and 2010, principally classification of finance income. In 2009, principally finance and interest income on receivables that were on-book under IFRS, but off-book under the U.S. GAAP accounting guidance in effect during those periods.

2	Includes receivables legally transferred to Financial Services.
3

In 2011 and 2010, principally development costs that are capitalized under IFRS. In 2009, principally receivables that were on-book under IFRS, but off-book under the U.S. GAAP accounting guidance in effect during those periods.

	2011	2010	2009
	(in millions)
Expenditures for additions to long-lived assets*:
Agricultural equipment	$507	$430	$341
Construction equipment	148	138	92
Financial services	393	362	300

Expenditures for additions to long-lived assets under IFRS	1,048	930	733
Difference, development costs capitalized under IFRS	(244)	(264)	(213)

Total expenditures for additions to long-lived assets under U.S. GAAP	$804	$666	$520

*	Includes equipment on operating leases and property, plant and equipment

	2011	2010
	(in millions)
Investments in unconsolidated subsidiaries and affiliates:
Agricultural equipment	$205	$221
Construction equipment	221	188
Financial services	83	83

Investments in unconsolidated subsidiaries and affiliates under IFRS	509	492
Difference, principally product development cost capitalized under IFRS	(3)	(2)

Investments in unconsolidated subsidiaries and affiliates under U.S. GAAP	506	$490

Geographical Information

The following highlights CNH's long-lived tangible assets by geographic area and total revenues by destination:

	United States	Brazil	Canada	France	Australia	Germany	Other	Total
	(in millions)
At December 31, 2011, and for the year then ended:
Total revenues	$6,786	$2,421	$1,592	$1,029	$721	$650	$5,986	$19,185

Long-lived tangible assets	$1,190	$326	$250	$77	$28	$32	$699	$2,602

At December 31, 2010, and for the year then ended:
Total revenues	$5,771	$2,355	$1,102	$715	$547	$518	$4,600	$15,608

Long-lived tangible assets	$1,070	$301	$241	$80	$22	$35	$659	$2,408

At December 31, 2009, and for the year then ended:
Total revenues	$5,308	$1,584	$551	$940	$620	$557	$4,200	$13,760

Long-lived tangible assets	$1,039	$271	$214	$90	$54	$40	$702	$2,410

The amounts reported as long-lived tangible assets include equipment on operating leases and property, plant and equipment.

CNH is organized under the laws of The Netherlands. Geographical information for CNH pertaining to The Netherlands is not significant or not applicable.

Related Party Information	12 Months Ended
Dec. 31, 2011
Related Party Information [Abstract]
Related Party Information

Note 21: Related Party Information

As of December 31, 2011, the Company's outstanding capital stock consisted of common shares, par value €2.25 (U.S. $2.91) per share. As of December 31, 2011, there were 239,716,408 common shares outstanding. At December 31, 2011, CNH had 564 registered holders of record of its common shares in the United States. Registered holders and indirect beneficial owners hold approximately 12% of CNH's outstanding common shares. Fiat Netherlands, a wholly owned subsidiary of Fiat Industrial, is the largest single shareholder. Consequently, at December 31, 2011, Fiat Netherlands controlled all matters submitted to a vote of the Company's shareholders, including approval of annual dividends, election and removal of its directors and approval of extraordinary business combinations. Fiat Netherlands has the same voting rights as the Company's other shareholders.

Historically, the Company and its subsidiaries have developed a variety of relationships, and engaged in a number of transactions, with various Fiat Group or Fiat Industrial Group Companies. Following the demerger effected on January 1, 2011, Fiat has no obligation to provide assistance to the Company or its subsidiaries other than pursuant to contractual agreements that have been negotiated between the applicable parties.

In connection with the demerger transaction Fiat and Fiat Industrial entered into a Master Services Agreement ("MSA") which sets forth the primary terms and conditions pursuant to which the various service provider subsidiaries of such entities provide services (such as purchasing, tax, accounting and other back office services, security and training) to the various service receiving subsidiaries. As structured, the applicable service provider and service receiver subsidiaries become parties to the MSA through the execution of an Opt-In letter which may contain additional terms and conditions. Pursuant to the MSA, service receivers are required to pay to service providers the actual cost of the services plus a negotiated margin. In March 2011, upon review and recommendation of a special committee of independent Board members, the Company's Board approved the MSA and the applicable related Opt-In letters.

As at December 31, 2011, the Company's outstanding consolidated debt with Fiat Industrial and its subsidiaries was $639 million, compared to $778 million of outstanding consolidated debt with Fiat and its subsidiaries as at December 31, 2010. As a result of the demerger, all financing arrangements previously provided by Fiat treasury subsidiaries outstanding as of December 31, 2010 were assigned to Fiat Industrial treasury subsidiaries on January 1, 2011.

Various Fiat subsidiaries, including CNH, were parties to a €1 billion ($1.3 billion) syndicated credit facility with a group of banks. As of December 31, 2010, this facility was fully drawn, €300 million ($401 million) by CNH and €700 million ($935 million) by other Fiat subsidiaries. The amounts were repaid in full and the syndicated credit facility was cancelled in January 2011.

As at December 31, 2011, Fiat Industrial guaranteed $896 million of the Company's debt with BNDES (Brazil). The Company pays Fiat Industrial a guarantee fee based on the average amount outstanding under facilities guaranteed by Fiat Industrial. In 2011, the Company paid a guarantee fee of 0.0625% per annum.

Like other companies that are part of multinational groups, the Company participates in a group-wide cash management system with Fiat Industrial. Under this system, operated by Fiat Industrial treasury subsidiaries in a number of jurisdictions, the cash balances of Fiat Industrial and its subsidiaries, including CNH, are aggregated at the end of each business day in central pooling accounts (the Fiat Industrial treasury subsidiaries' cash management pools). CNH's positive cash deposits, if any, at the end of each business day may be invested by Fiat Industrial treasury subsidiaries in highly rated, highly liquid money market instruments or bank deposits or applied by Fiat Industrial treasury subsidiaries to meet financial needs of other Fiat Industrial subsidiaries and vice versa. Deposits with Fiat Industrial treasury subsidiaries earn interest at LIBOR plus 0.15%. Interest earned on CNH's deposits with Fiat Industrial treasury subsidiaries included in finance and interest income was approximately $31 million in 2011. The equivalent amount was approximately $44 million in the year ended December 31, 2010 under the group-wide cash management system with Fiat.

Further to the demerger, CNH entered into new cash management arrangements with Fiat Industrial treasury subsidiaries effective on January 1, 2011. The cash deposits in Fiat treasury subsidiaries' cash management pools as of December 31, 2010 were transferred to Fiat Industrial treasury subsidiaries' cash management pools on January 1, 2011. Accordingly, no cash residual balances were outstanding with Fiat treasury subsidiaries' cash management system pools as of close of business January 1, 2011.

The terms and conditions applicable to Fiat Industrial's cash management pools at the time of the demerger were substantially the same as the terms and conditions governing Fiat cash management pools as of the same date.

As a result of CNH's participation in Fiat Industrial's cash management pools, the Company is exposed to Fiat Industrial's credit risk to the extent that the Fiat Industrial entity in whose name the deposit is pooled is unable to return the funds. In the event of a bankruptcy or insolvency of Fiat Industrial (or any other Fiat Industrial member in the jurisdictions with set off agreements) or in the event of a bankruptcy or insolvency of the Fiat Industrial entity in whose name the deposit is pooled, CNH may be unable to secure the return of such funds to the extent they belong to CNH, and CNH may be viewed as a creditor of such Fiat Industrial entity with respect to such deposits. Because of the affiliated nature of CNH's relationship with Fiat Industrial, it is possible that CNH's claims as a creditor could be subordinated to the rights of third party creditors in certain situations.

As at December 31, 2011, CNH had approximately $2.1 billion in cash and cash equivalents. This amount compares to approximately $3.6 billion in cash and cash equivalents CNH had as of December 31, 2010; this latter amount included approximately $2 billion of funds which would have historically been deposited with the relevant cash management pools managed by Fiat treasury subsidiaries in the U.S. and in Europe. In anticipation of the demerger, at the end of 2010, these funds were deposited with primary financial institutions in Europe and the U.S. for a short-term period. At the maturity of these short-term deposits, in the month of January 2011, these funds were deposited with the applicable Fiat Industrial subsidiaries' cash management pools.

For material related party transactions involving the purchase of goods and services, the Company generally solicits and evaluates bid proposals prior to entering into any such transactions. CNH's Audit Committee conducts a review to determine that all related party transactions are on what the Committee believes to be arm's-length terms.

CNH purchases engines and other components from Fiat Industrial and its subsidiaries as well as Fiat and its subsidiaries, and companies of the Fiat Group provide CNH with administrative services such as accounting and internal audit, cash management, maintenance of plant and equipment, plant, security, research and development, information systems and training. Fiat subsidiaries also provide purchasing services to CNH. CNH may sell certain goods or provide certain services to Fiat and/or its subsidiaries. In addition, the Company enters into hedging arrangements with counterparties that are subsidiaries of Fiat Industrial. The principal purchases of goods from Fiat Industrial subsidiaries and Fiat subsidiaries include engines from Iveco and Fiat Powertrain Technologies, dump trucks from Iveco, robotic equipment and paint systems from Comau, and castings from Teksid. The Company was party to foreign exchange hedges having an aggregate contract value of $ $3.5 billion as of December 31, 2011 and 2010, to which subsidiaries of Fiat Industrial subsidiaries were counterparties.

Fiat provided accounting services to CNH in Europe and Brazil through a subsidiary that uses shared service centers to provide such services to various Fiat companies. Fiat provided internal audit services at the direction of CNH's internal audit department in certain locations where the Company believed it is more cost effective to use existing Fiat resources. In 2005 and 2004, CNH purchased network and hardware support from and outsourced a portion of the Company's information services to, a joint venture that Fiat had formed with IBM. In 2005 Fiat entered into a nine year strategic agreement with IBM under which IBM assumed full ownership of this joint venture as well as the management of a significant part of the information technology needs of members of the Fiat Group, including CNH. Fiat also provided training services through a subsidiary. The Company used a broker that is a subsidiary of Fiat to purchase a portion of its insurance coverage. The Company purchased research and development services from an Italian joint venture set up by Fiat and owned by various Fiat subsidiaries. This joint venture benefits from Italian government incentives granted to promote work in the less developed areas of Italy. A substantial portion of these services continue to be provided to CNH subsidiaries by Fiat through Fiat Industrial under the terms and conditions of the MSA and the applicable Opt-In Letters.

The Company participated in tax sharing agreements with Fiat Industrial and certain of its subsidiaries in the United Kingdom (U.K.) and Italy. CNH's management believes the terms of these agreements are customary for agreements of this type and are advantageous as tax losses generated in one company can offset income of the other companies within the group. During 2011, CNH derived $61 million, $66 million and $28 million for the years ended December 31, 2011, 2010 and 2009 of tax benefit from the tax sharing agreements.

In order to optimize the tax efficiency of the Company, New Holland Tractors and Fiat India Private Limited effectuated an amalgamation as of April 1, 2007 for Indian fiscal and statutory purposes, which was approved by the Delhi and Bombay High Court on September 23, 2008. CNH obtained a fairness opinion from an independent third party financial advisor that documents that the consideration received by the parties to the transaction represent an arm's-length "value-for-value" exchange.

On October 20, 2011 CNH acquired Fiat Switzerland SA from Fiat for $19 million. As the purchase price approximated the equity of the acquired company, this transaction did not significantly impact the CNH's financial position.

On December 31, 2011 CNH sold to FPT Industrial S.p.A. its ownership interest (33%) in European Engine Alliance Scrl for $17 million. As this sale represented a transaction between entities under common control, the $11 million gain resulting from the sale was recorded as additional-paid in capital. In connection with the demerger transaction of Fiat and Fiat Industrial, in 2010 CNH sold its ownership interest in several small investments to entities within the Fiat Group. These transactions did not significantly impact CNH's financial position.

During 2008 CNH entered into a reimbursement agreement with Fiat in connection with the sponsorship contract Fiat signed with the Juventus Football Club S.p.A. The sponsorship contract was for a three year term that expired in 2010 and was not renewed. The Company paid $10 million and $17 million, related to this reimbursement agreement in 2010 and 2009, respectively. The Juventus Football Club S.p.A., in which EXOR S.p.A. has a 60% stake, is listed on the Electronic Share Market of the Italian stock exchange. EXOR is one of the major investment holding companies in Europe. Among other things, EXOR also manages a portfolio that includes investments in Fiat, SGS S.A., and Cushman & Wakefield, Inc. CNH obtains services from SGS, for verification, inspection, control and certification activities and also obtain real estate services from Cushman & Wakefield.

If the goods or services or financing arrangements described above were not available from related parties, the Company would have to obtain them from other sources. The Company can offer no assurance that such alternative sources would provide such goods and services, or would provide them on terms as favorable as those offered by such related parties.

The following table summarizes CNH's sales, purchase, and finance income with Fiat Industrial Group, Fiat Group and joint ventures that are not already separately reflected in the consolidated statements of operations for the years ended December 31, 2011, 2010, and 2009:

	2011	2010	2009
	(in millions)
Sales to affiliated companies and joint ventures	$309	$204	$200

Purchase of materials, production parts, merchandise and services	$1,388	$895	$818

Finance and interest income	$31	$44	$32

As of December 31, 2011 and 2010, CNH had trade payables to affiliated companies and joint ventures of $470 million and $367 million, respectively.

Supplemental Information	12 Months Ended
Dec. 31, 2011
Supplemental Information [Abstract]
Supplemental Information

Note 22: Supplemental Information

The operations and key financial measures and financial analysis differ significantly for manufacturing and distribution businesses and financial services businesses; therefore, management believes that certain supplemental disclosures are important in understanding the consolidated operations and financial results of CNH. In addition, CNH's principal competitors present supplemental data on a similar basis. Therefore, users of CNH's consolidated financial statements can use the supplemental data to make meaningful comparisons of CNH and its principal competitors. This supplemental information does not purport to represent the operations of each group as if each group were to operate on a standalone basis. For example, Equipment Operations presents the cost of "interest free" periods for wholesale receivables as Interest Compensation to Financial Services, and not as a reduction of sales in their Statements of Operations. This supplemental data is as follows:

Equipment Operations—The financial information captioned "Equipment Operations" reflects the consolidation of all majority-owned subsidiaries except for CNH's Financial Services business. CNH's Financial Services business has been included using the equity method of accounting whereby the net income and net assets of CNH's Financial Services business are reflected, respectively, in "Equity in income of unconsolidated subsidiaries and affiliates—Financial Services" in the accompanying consolidated statements of operations, and in "Investment in Financial Services" in the accompanying consolidated balance sheets.

Financial Services—The financial information captioned "Financial Services" reflects the consolidation or combination of CNH's Financial Services business including allocation of assets and liabilities to the business.

All significant intercompany transactions, including activity within and between "Equipment Operations" and "Financial Services," have been eliminated in deriving the consolidated financial statements and data. Intersegment notes receivable, intersegment long-term notes receivable, intersegment short-term debt and intersegment long-term debt represent intersegment financing between Equipment Operations and Financial Services. Accounts and notes receivable, net and accounts payable include operational intersegment amounts between Equipment Operations and Financial Services. Equipment Operations sells a significant portion of its receivables to Financial Services. These intercompany cash flows are eliminated in the consolidated cash flows.

	Statements of Operations
	Equipment Operations			Financial Services
	2011	2010	2009	2011	2010	2009
	(in millions, except per share data)
Revenues:
Net sales	$18,059	$14,474	$12,783	$—	$—	$—
Finance and interest income	172	154	131	1,387	1,395	1,190

	18,231	14,628	12,914	1,387	1,395	1,190

Costs and Expenses:
Cost of goods sold	14,626	11,891	10,862	—	—	—
Selling, general and administrative	1,442	1,243	1,150	401	455	336
Research, development and engineering	526	451	398	—	—	—
Restructuring	—	16	98	—	—	4
Interest expense—Fiat Industrial subsidiaries	7	—	—	27	—	—
Interest expense—Fiat S.p.A. subsidiaries	—	43	78	—	69	111
Interest expense—other	379	352	242	520	543	386
Interest compensation to Financial Services	286	238	202	—	—	—
Other, net	140	191	201	113	115	129

	17,406	14,425	13,231	1,061	1,182	966

Income (loss) before income taxes and equity in income (loss) of unconsolidated subsidiaries and affiliates	825	203	(317)	326	213	224
Income tax provision	230	12	33	113	65	59
Equity in income (loss) of unconsolidated subsidiaries and affiliates:
Financial Services	225	159	174	12	11	9
Equipment Operations	104	88	(46)	—	—	—

Net income (loss)	924	438	(222)	225	159	174
Net income (loss) attributable to noncontrolling interests	(15)	(14)	(32)	—	—	—

Net income (loss) attributable to CNH Global N.V.	$939	$452	$(190)	$225	$159	$174

	Balance Sheets
	Equipment Operations		Financial Services
	2011	2010	2011	2010
	(in millions, except share data)
ASSETS
Current Assets:
Cash and cash equivalents	$1,251	$2,934	$804	$684
Restricted cash	—	—	941	914
Deposits in Fiat Industrial subsidiaries' cash management pools	3,980	—	136	—
Deposits in Fiat S.p.A. subsidiaries' cash management pools	—	1,643	—	117
Accounts and notes receivable, net	880	881	8,406	8,118
Intersegment notes receivable	1,394	1,730	95	52
Inventories, net	3,662	2,937	—	—
Deferred income taxes	429	437	216	196
Prepayments and other	933	632	80	190

Total current assets	12,529	11,194	10,678	10,271

Long-term receivables	14	30	5,666	5,377
Intersegment long-term notes receivable	599	543	598	510
Property, plant and equipment, net	1,934	1,784	2	2
Investments in unconsolidated subsidiaries and affiliates	423	407	83	83
Investment in Financial Services	2,045	2,007	—	—
Equipment on operating leases, net	7	2	659	620
Goodwill	2,261	2,233	152	152
Other intangible assets, net	665	673	6	6
Other assets	703	779	275	136

Total	$21,180	$19,652	$18,119	$17,157

LIABILITIES AND EQUITY
Current Liabilities:
Current maturities of long-term debt—Fiat Industrial subsidiaries	$65	$—	$156	$—
Current maturities of long-term debt—Fiat S.p.A. subsidiaries	—	—	—	253
Current maturities of long-term debt—other	617	818	3,574	2,823
Short-term debt—Fiat Industrial subsidiaries	80	—	245	—
Short-term debt—Fiat S.p.A. subsidiaries	—	43	—	151
Short-term debt—other	64	82	3,683	3,587
Intersegment short-term debt and current maturities of intersegment long-term debt	95	52	1,394	1,730
Accounts payable	3,219	2,586	199	150
Accrued liabilities	3,564	2,964	368	390

Total current liabilities	7,704	6,545	9,619	9,084

Long-term debt—Fiat Industrial subsidiaries	—	—	93	—
Long-term debt—Fiat S.p.A. subsidiaries	—	67	—	264
Long-term debt—other	2,974	3,083	5,559	5,126
Intersegment long-term debt	598	510	599	543
Pension, postretirement and other postemployment benefits	1,699	1,757	14	13
Other liabilities	277	307	189	119
Redeemable Noncontrolling Interest	5	4	—	—
Equity:
Preference shares, $1.00 par value; authorized and issued 74,800,000 shares in 2011 and 2010	—	—	35	35
Common shares, €2.25 par value; authorized 400,000,000 shares in 2011 and 2010, issued 239,871,221 shares in 2011, issued 238,588,630 shares in 2010	603	599	156	156
Paid-in capital	6,299	6,198	1,415	1,281
Treasury stock, 154,813 shares in 2011 and 2010, at cost	(8)	(8)	—	—
Retained earnings	1,597	658	291	215
Accumulated other comprehensive income (loss)	(630)	(142)	148	320
Noncontrolling interests	62	74	1	1

Total equity	7,923	7,379	2,046	2,008

Total	$21,180	$19,652	$18,119	$17,157

The supplemental Equipment Operations (with Financial Services on the equity basis) data in these statements include primarily CNH Global N.V.'s agricultural and construction equipment operations. The supplemental Financial Services data in these statements include primarily CNH Global N.V.'s financial services business.

	Statements of Cash Flows
	Equipment Operations			Financial Services
	2011	2010	2009	2011	2010	2009
	(in millions)
Operating activities:
Net income (loss)	$924	$438	$(222)	$225	$159	$174
Adjustments to reconcile net income to net cash provided (used) by operating activities:
Depreciation and amortization	311	291	270	115	124	128
Deferred income tax expense (benefit)	95	(34)	(80)	31	6	13
Loss on debt extinguishment	—	22	—	—	—	—
Gain on acquisition of unconsolidated joint venture	(34)	—	—	—	—	—
Stock compensation expense	62	34	16	—	—	—
Undistributed (income) losses of unconsolidated subsidiaries	(193)	164	41	(4)	(5)	3
Changes in operating assets and liabilities:
(Increase) decrease in intersegment receivables and payables	58	37	39	(58)	(37)	(39)
(Increase) decrease in accounts and notes receivable, net	9	(84)	809	(340)	(203)	858
(Increase) decrease in inventories, net	(849)	323	1,360	—	—	—
(Increase) decrease in prepayments and other current assets	(307)	(201)	(218)	109	(154)	44
(Increase) decrease in other assets	(26)	(41)	87	(69)	62	9
Increase (decrease) in accounts payable	594	506	(969)	37	(20)	34
Increase (decrease) in accrued liabilities	590	544	—	(69)	103	37
Increase (decrease) in other liabilities	(56)	(154)	41	(19)	(53)	(46)
Other, net	(81)	(34)	(29)	24	6	5

Net cash provided (used) by operating activities	1,097	1,811	1,145	(18)	(12)	1,220

Investing activities:
Acquisitions and investments, net of cash acquired	(64)	(30)	(5)	—	—	—
Additions to retail receivables	—	—	—	(5,582)	(6,662)	(6,552)
Proceeds from retail and credit card securitizations	—	—	—	—	24	3,775
Collections of retail receivables	—	—	—	5,106	6,739	4,466
Collections of retained interests in securitized retail receivables	—	—	—	21	—	107
Proceeds from sale of businesses and assets	21	45	1	241	270	140
Expenditures for property, plant and equipment	(408)	(301)	(217)	—	—	(1)
Expenditures for software	(36)	(27)	(19)	(2)	(2)	2
Expenditures for equipment on operating leases	(2)	—	—	(394)	(365)	(302)
Increase in restricted cash	—	—	—	(32)	(219)	—
Deposits in Fiat Industrial subsidiaries' cash management pools	(2,395)	—	—	(24)	—	—
(Deposits in) withdrawals from Fiat S.p.A. subsidiaries' cash management pools	—	481	(451)	—	(19)	289

Net cash provided (used) by investing activities	(2,884)	168	(691)	(666)	(234)	1,924

Financing activities:
Intersegment activity	391	254	676	(391)	(254)	(676)
Proceeds from issuance of long-term debt—Fiat Industrial subsidiaries	—	—	—	3	—	—
Proceeds from issuance of long-term debt—Fiat S.p.A. subsidiaries	—	72	131	—	—	605
Proceeds from issuance of long-term debt—other	502	1,930	1,315	1,975	1,367	794
Payment of long-term debt—Fiat Industrial subsidiaries	—	—	—	(269)	—	—
Payment of long-term debt—Fiat S.p.A. subsidiaries	—	(931)	(951)	—	(903)	(355)
Payment of long-term debt—other	(794)	(690)	(911)	(646)	(591)	(1,852)
Net increase (decrease) in short-term revolving credit facilities	20	(10)	(601)	277	701	(1,129)
Dividends paid	(1)	—	—	(85)	(397)	(153)
Other, net	34	1	(15)	(32)	20	—

Net cash (used) provided by financing activities	152	626	(356)	832	(57)	(2,766)

Effect of foreign exchange rate changes on cash and cash equivalents	(48)	39	19	(28)	14	135

Increase (decrease) in cash and cash equivalents	(1,683)	2,644	117	120	(289)	513
Cash and cash equivalents, beginning of year	2,934	290	173	684	973	460

Cash and cash equivalents, end of year	$1,251	$2,934	$290	$804	$684	$973

The supplemental Equipment Operations (with Financial Services on the equity basis) data in these statements include primarily CNH Global N.V.'s agricultural and construction equipment operations. The supplemental Financial Services data in these statements include primarily CNH Global N.V.'s financial services business.

Supplemental Condensed Consolidating Financial Information	12 Months Ended
Dec. 31, 2011
Supplemental Condensed Consolidating Financial Information [Abstract]
Supplemental Condensed Consolidating Financial Information

Note 23: Supplemental Condensed Consolidating Financial Information

CNH and certain wholly-owned subsidiaries of CNH (the "Guarantor Entities") guarantee the 7.875% Senior Notes and the 7.75% Senior Notes issued by Case New Holland in 2009 and 2010, respectively. As the guarantees are unconditional, irrevocable and joint and several and as the Guarantor Entities are all wholly-owned by CNH, the Company has included the following condensed consolidating financial information as of December 31, 2011, and 2010 and for the three years ended December 31, 2011. The condensed consolidating financial information reflects investments in consolidated subsidiaries on the equity method of accounting. The goodwill and other intangible assets are allocated to reporting units and are primarily reported by the Guarantor Entities, except for the portion related to Financial Services which is reported by All Other Subsidiaries. It is not practicable to allocate goodwill and other intangibles to the individual Guarantor Entities and All Other Subsidiaries.

In an effort to reduce the complexity of the Company's legal structure and as a part of the Company's tax planning strategies, CNH has actively eliminated and transferred legal entities. These transactions between entities under common control are accounted for at historical cost in accordance with existing accounting guidance. As a consequence, any material future transactions related to CNH's legal entity rationalization activities and tax planning strategies may result in a retroactive restatement of the information contained in this note as these transactions are completed.

The following condensed financial statements present CNH, Case New Holland, the Guarantor Entities, and all other subsidiaries as of December 31, 2011, and 2010, and for the years ended December 31, 2011, 2010, and 2009.

	Condensed Statements of Operations For the Year Ended December 31, 2011
	CNH Global N.V.	Case New Holland Inc.	Guarantor Subsidiaries	All Other Subsidiaries	Eliminations	Consolidated
	(in millions)
Revenues:
Net sales	$—	$—	$13,625	$9,448	$(5,014)	$18,059
Finance and interest income	36	43	114	1,350	(417)	1,126

	36	43	13,739	10,798	(5,431)	19,185

Cost and Expenses:
Cost of goods sold	—	—	11,364	8,276	(5,014)	14,626
Selling, general and administrative	10	2	687	1,144	—	1,843
Research, development and engineering	—	—	334	192	—	526
Restructuring			(2)	2
Interest	7	209	141	654	(225)	786
Interest compensation to Financial Services		—	193	—	(193)	—
Other, net	(12)	—	185	80	—	253

	5	211	12,902	10,348	(5,432)	18,034

Income (loss) before income taxes and equity in income (loss) of unconsolidated affiliates and consolidated subsidiaries accounted for under the equity method	31	(168)	837	450	1	1,151
Income tax provision (benefit)	11	(67)	195	204	—	343
Equity in income (loss) of unconsolidated affiliates and consolidated subsidiaries accounted for under the equity method	919	621	428	188	(2,040)	116

Net income (loss)	939	520	1,070	434	(2,039)	924
Net income (loss) attributable to noncontrolling interests	—	—	—	(15)	—	(15)

Net income (loss) attributable to CNH	$939	$520	$1,070	$449	$(2,039)	$939

	Condensed Balance Sheets As of December 31, 2011
	CNH Global N.V.	Case New Holland Inc.	Guarantor Subsidiaries	All Other Subsidiaries	Eliminations	Consolidated
	(in millions)
Assets:
Cash and cash equivalents	$602	$—	$92	$1,361	$—	$2,055
Deposits in Fiat subsidiaries' cash management pools	413	—	3,115	588	—	4,116
Accounts, notes receivable and other, net	46	1	819	15,260	(1,635)	14,491
Intercompany notes receivable	1,451	447	2,329	859	(5,086)
Inventories	—	—	1,704	1,958	—	3,662
Property, plant and equipment, net	—	—	1,017	919	—	1,936
Equipment on operating leases, net	—	—	7	659	—	666
Investments in unconsolidated affiliates	391	—	3	112	—	506
Investments in consolidated subsidiaries accounted for under the equity method	5,533	4,248	1,984	1,134	(12,899)	—
Goodwill and other intangible assets, net	1	—	2,778	305	—	3,084
Other assets	26	577	1,274	1,728	(28)	3,577

Total Assets	$8,463	$5,273	$15,122	$24,883	$(19,648)	$34,093

Liabilities and Equity:
Short-term debt	$256	$—	$537	$3,279	$—	$4,072
Intercompany short-term debt	—	173	774	1,282	(2,229)
Accounts payable	—	122	2,124	2,281	(1,575)	2,952
Long-term debt, including current maturities	300	2,548	261	9,929		13,038
Intercompany long-term debt	—	1,653	598	606	(2,857)	—
Accrued and other liabilities	47	32	4,391	1,726	(89)	6,107

	603	4,528	8,685	19,103	(6,750)	26,169
Equity	7,860	745	6,437	5,780	(12,898)	7,924

Total Liabilities and Equity	$8,463	$5,273	$15,122	$24,883	$(19,648)	$34,093

	Condensed Statements of Cash Flow For the Year Ended December 31, 2011
	CNH Global N.V.	Case New Holland Inc.	Guarantor Subsidiaries	All Other Subsidiaries	Eliminations	Consolidated
	(in millions)
Operating Activities:
Net income (loss)	$939	$520	$1,070	$434	$(2,039)	$924
Adjustments to reconcile net income to net cash provided (used) by operating activities:
Depreciation and amortization	—	—	175	251	—	426
Intercompany activity	(26)	59	93	(126)	—	—
Changes in operating assets and liabilities	(18)	(312)	219	(285)	—	(396)
Other, net	(19)	(619)	315	(78)	441	40

Net cash provided (used) by operating activities	876	(352)	1,872	196	(1,598)	994

Investing activities:
Expenditures for property, plant and equipment	—	—	(192)	(216)	—	(408)
Expenditures for equipment on operating leases	—	—	(2)	(394)	—	(396)
Net (additions) collections from retail receivables and related securitizations	—	—	—	(455)	—	(455)
(Deposits in) withdrawals from Fiat Industrial subsidiaries' cash management pools	(393)	—	(1,832)	(194)	—	(2,419)
Other, net	(1,630)	—	(454)	(562)	2,774	128

Net cash (used) provided by investing activities	(2,023)	—	(2,480)	(1,821)	2,774	(3,550)

Financing Activities:
Intercompany activity	715	186	3	(904)	—	—
Net (decrease) increase in indebtedness	(101)	73	(2)	1,098	—	1,068
Dividends paid	—	(799)	(354)	(445)	1,598	—
Other, net	34	—	897	1,844	(2,774)	1

Net cash provided (used) by financing activities	648	(540)	544	1,593	(1,176)	1,069

Other, net	—	—	—	(76)	—	(76)

Increase (decrease) in cash and cash equivalents	(499)	(892)	(64)	(108)	—	(1,563)
Cash and cash equivalents, beginning of year	1,101	892	156	1,469	—	3,618

Cash and cash equivalents, end of year	$602	$—	$92	$1,361	$—	$2,055

	Condensed Statements of Operations For the Year Ended December 31, 2010
	CNH Global N.V.	Case New Holland Inc.	Guarantor Subsidiaries	All Other Subsidiaries	Eliminations	Consolidated
	(in millions)
Revenues:
Net sales	$—	$—	$10,474	$7,471	$(3,471)	$14,474
Finance and interest income	62	100	163	1,340	(531)	1,134

	62	100	10,637	8,811	(4,002)	15,608

Cost and Expenses:
Cost of goods sold	—	—	8,772	6,590	(3,471)	11,891
Selling, general and administrative	3	—	635	1,060	—	1,698
Research, development and engineering	—	—	287	164	—	451
Restructuring	—	—	5	11	—	16
Interest	68	219	196	708	(361)	830
Interest compensation to Financial Services	—	—	170	—	(170)	—
Other, net	123	2	103	78	—	306

	194	221	10,168	8,611	(4,002)	15,192

Income (loss) before income taxes and equity in income (loss) of unconsolidated affiliates and consolidated subsidiaries accounted for under the equity method	(132)	(121)	469	200	—	416
Income tax provision (benefit)	25	(50)	107	(5)	—	77
Equity in income (loss) of unconsolidated affiliates and consolidated subsidiaries accounted for under the equity method	609	425	316	91	(1,342)	99

Net income (loss)	452	354	678	296	(1,342)	438
Net income (loss) attributable to noncontrolling interests	—	—	—	(14)	—	(14)

Net income (loss) attributable to CNH	$452	$354	$678	$310	$(1,342)	$452

	Condensed Balance Sheets As of December 31, 2010
	CNH Global N.V.	Case New Holland Inc.	Guarantor Subsidiaries	All Other Subsidiaries	Eliminations	Consolidated
	(in millions)
Assets:
Cash and cash equivalents	$1,101	$892	$156	$1,469	$—	$3,618
Deposits in Fiat subsidiaries' cash management pools	20	—	1,319	421	—	1,760
Accounts, notes receivable and other, net	18	15	653	14,531	(1,189)	14,028
Intercompany notes receivable	1,004	339	2,099	584	(4,026)	—
Inventories	—	—	1,380	1,557	—	2,937
Property, plant and equipment, net	—	—	932	854	—	1,786
Equipment on operating leases, net	—	—	2	620	—	622
Investments in unconsolidated affiliates	469	—	15	6	—	490
Investments in consolidated subsidiaries accounted for under the equity method	5,472	3,771	1,724	413	(11,380)	—
Goodwill and other intangible assets, net	1	—	2,826	237	—	3,064
Other assets	3	279	1,388	1,868	(254)	3,284

Total Assets	$8,088	$5,296	$12,494	$22,560	$(16,849)	$31,589

Liabilities and Equity:
Short-term debt	$256	$—	$536	$3,071	$—	$3,863
Intercompany short-term debt	70	300	599	1,993	(2,962)	—
Accounts payable	1	79	1,632	1,779	(1,124)	2,367
Long-term debt, including current maturities	401	2,466	264	9,303	—	12,434
Intercompany long-term debt	—	—	509	554	(1,063)	—
Accrued and other liabilities	55	51	4,052	1,707	(320)	5,545

	783	2,896	7,592	18,407	(5,469)	24,209
Equity	7,305	2,400	4,902	4,153	(11,380)	7,380

Total Liabilities and Equity	$8,088	$5,296	$12,494	$22,560	$(16,849)	$31,589

	Condensed Statements of Cash Flow For the Year Ended December 31, 2010
	CNH Global N.V.	Case New Holland Inc.	Guarantor Subsidiaries	All Other Subsidiaries	Eliminations	Consolidated
	(in millions)
Operating Activities:
Net income (loss)	$452	$354	$678	$296	$(1,342)	$438
Adjustments to reconcile net income to net cash provided (used) by operating activities:
Depreciation and amortization	—	—	173	242	—	415
Intercompany activity	35	83	(36)	(82)	—	—
Changes in operating assets and liabilities	33	(98)	569	152	—	656
Other, net	(502)	(639)	(121)	(187)	1,342	(107)

Net cash provided (used) by operating activities	18	(300)	1,263	421	—	1,402

Investing activities:
Expenditures for property, plant and equipment	—	—	(175)	(126)	—	(301)
Expenditures for equipment on operating leases	—	—	—	(365)	—	(365)
Net (additions) collections from retail receivables and related securitizations	—	—	—	101	—	101
Other, net	(10)	—	1	66	—	57
(Deposits in) withdrawals from Fiat subsidiaries' cash management pools	(20)	—	434	48	—	462

Net cash provided (used) by investing activities	(30)	—	260	(276)	—	(46)

Financing Activities:
Intercompany activity	(954)	2,905	(1,667)	(284)	—	—
Net increase (decrease) in indebtedness	(28)	167	(47)	853	—	945
Dividends paid	—	—	—	—	—	—
Other, net	2,095	(1,880)	294	(508)	—	1

Net cash provided (used) by financing activities	1,113	1,192	(1,420)	61		946

Other, net	—	—	16	37		53

Increase (decrease) in cash and cash equivalents	1,101	892	119	243	—	2,355
Cash and cash equivalents, beginning of year	—	—	37	1,226	—	1,263

Cash and cash equivalents, end of year	$1,101	$892	$156	$1,469	$—	$3,618

	Condensed Statements of Operations For the Year Ended December 31, 2009
	CNH Global N.V.	Case New Holland Inc.	Guarantor Subsidiaries	All Other Subsidiaries	Eliminations	Consolidated
	(in millions)
Revenues:
Net sales	$—	$—	$9,446	$6,264	$(2,927)	$12,783
Finance and interest income	21	64	114	1,148	(370)	977

	21	64	9,560	7,412	(3,297)	13,760

Cost and Expenses:
Cost of goods sold	—	—	8,049	5,740	(2,927)	10,862
Selling, general and administrative	4	—	611	871	—	1,486
Research, development and engineering	—	—	262	136	—	398
Restructuring	—	—	68	34	—	102
Interest	35	120	144	602	(230)	671
Interest compensation to Financial Services	—	—	144	—	(144)	—
Other, net	18	2	201	109	4	334

	57	122	9,479	7,492	(3,297)	13,853

Income (loss) before income taxes and equity in income (loss) of unconsolidated affiliates and consolidated subsidiaries accounted for under the equity method	(36)	(58)	81	(80)	—	(93)
Income tax provision (benefit)	8	(23)	74	33	—	92
Equity in income (loss) of unconsolidated affiliates and consolidated subsidiaries accounted for under the equity method	(146)	83	200	91	(265)	(37)

Net income (loss)	(190)	48	207	(22)	(265)	(222)
Net income (loss) attributable to noncontrolling interests	—	—	—	(32)	—	(32)

Net income (loss) attributable to CNH	$(190)	$48	$207	$10	$(265)	$(190)

	Condensed Statements of Cash Flow For the Year Ended December 31, 2009
	CNH Global N.V.	Case New Holland Inc.	Guarantor Subsidiaries	All Other Subsidiaries	Eliminations	Consolidated
	(in millions)
Operating Activities:
Net income (loss)	$(190)	$48	$207	$(22)	$(265)	$(222)
Adjustments to reconcile net income to net cash provided (used) by operating activities:
Depreciation and amortization	—	5	162	231	—	398
Intercompany activity	(135)	(19)	131	23	—	—
Changes in operating assets and liabilities	13	8	675	1,321	—	2,017
Other, net	115	(83)	(234)	(44)	265	19

Net cash provided (used) by operating activities	(197)	(41)	941	1,509	—	2,212

Investing activities:
Expenditures for property, plant and equipment	—	—	(107)	(111)	—	(218)
Expenditures for equipment on operating leases	—	—	—	(302)	—	(302)
Net (additions) collections from retail receivables and related securitizations	—	—	—	1,796	—	1,796
Other, net	2	—	(14)	131	—	119
(Deposits in) withdrawals from Fiat subsidiaries' cash management pools	418	—	(828)	248	—	(162)

Net cash provided (used) by investing activities	420	—	(949)	1,762	—	1,233

Financing Activities:
Intercompany activity	49	(417)	461	(93)	—	—
Net increase (decrease) in indebtedness	(272)	473	(487)	(2,668)	—	(2,954)
Dividends paid	—	—	—	—	—	—
Other, net	—	(15)	—	—	—	(15)

Net cash provided (used) by financing activities	(223)	41	(26)	(2,761)		(2,969)

Other, net	—	—	8	146		154

Increase (decrease) in cash and cash equivalents	—	—	(26)	656	—	630
Cash and cash equivalents, beginning of year	—	—	63	570	—	633

Cash and cash equivalents, end of year	$—	$—	$37	$1,226	$—	$1,263